TEMPLETON DEVELOPING
MARKETS TRUST

Annual Report
DECEMBER 31, 1997

[LOGO] FRANKLIN TEMPLETON

[CELEBRATING OVER 50 YEARS LOGO]


Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds which are managed by many of the investment professionals he selected and trained.

[PHOTO]

J. MARK MOBIUS, PH.D.
President
Templeton Developing
Markets Trust

Dr. Mobius, a German citizen, has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of the business practices and customs that are unique to developing nations.

SHAREHOLDER LETTER

-------------------------------------------------------------------------
Your Fund's Objective: The Templeton Developing Markets Trust seeks long-term capital appreciation by investing primarily in securities of issuers of countries having developing markets.
-------------------------------------------------------------------------

Dear Shareholder:

This annual report of the Templeton Developing Markets Trust covers the fiscal year ended December 31, 1997.

During the first half of the period, large capital inflows from developed market countries contributed to rising prices of many emerging market equities. However, since June, an Asian currency crisis affecting several emerging market countries caused these prices to fall sharply. Within this environment, the Fund's Class I shares provided a one-year total return of -9.41%, as discussed in the Performance Summary on page 6. We understand how uncomfortable it can be to watch the value of your fund decline, but we have always recommended that shareholders focus on the long-term and we remain optimistic about the eventual recovery of Asian economies and the long-term prospects for developing markets in general.

You may find a complete listing of the Fund's portfolio holdings, including the number of shares and dollar value, beginning on page 23 of this report.


CONTENTS

Shareholder Letter ..............  1

Performance Summary
  Class I .......................  6
  Class II ...................... 10
  Advisor Class ................. 14

Travel Letter ................... 18

Financial Highlights &
Statement of Investments ........ 20

Financial Statements ............ 40

Notes to Financial Statements ... 43

Independent Auditor's Report .... 47

[FUND CATEGORY PYRAMID GRAPHIC]

          CHANGE IN VALUE OF VARIOUS CURRENCIES VS. U.S. DOLLAR*
          12/31/96-12/31/97
          --------------------------------------------
          Indonesian rupiah                                         -56.3%
          South Korean won                                          -47.4%
          Thai baht                                                 -45.4%
          Malaysian ringgit                                         -34.8%

          Philippine peso                                           -33.4%

          Singapore dollar                                          -16.6%

          Hong Kong dollar                                           -0.2%
          *Source: Bloomberg.

          TOTAL RETURN OF LOCAL STOCK INDEX, MEASURED IN U.S. DOLLARS* Year ended 12/31/97
          --------------------------------------------

          Thailand                                                  -74.7%

          Indonesia                                                 -70.5%

          South Korea                                               -69.2%

          Malaysia                                                  -67.8%

          Philippines                                               -60.3%

          Singapore                                                 -41.1%

          Hong Kong                                                 -17.7%

          *Source: Bloomberg.

The crisis first became apparent when the Thai government devalued the baht in July 1997. During the remainder of the year, the value of the Thai baht declined 45%, the Indonesian rupiah skidded 55%, the Malaysian ringgit plunged 35%, the Philippine peso dropped 33%, and the Singapore dollar fell 15% versus the U.S. dollar.(1) These devaluations thrust many companies into bankruptcy, and adversely affected the banking systems in these countries. Stock markets in the region also suffered, as a rush for cash drove equity prices down in a wild melee of selling, the likes of which had not been seen for many years. As of December 31, 1997, the Thai market was down 56% in local currency terms from its yearly high reached on January 22, 1997. Enormous falls from 1997 highs were also seen in the markets in Korea (-53% since June 17), Malaysia (-53% since February 25) and a number of other countries.(2)

During the latter half of the reporting period, the Asian currency crisis created some exceptional opportunities in certain stocks we previously had considered overvalued. Seeking to take advantage of these opportunities, we sold shares in Latin America and Eastern Europe, and bought others in Asia, where prices had declined the most. For example, because we believed they represented excellent opportunities for long-term investors, we increased our Thai stock holdings from 1.4% of total net assets on December 31, 1996 to 4.4% on December 31, 1997.

1. Source: Bloomberg. Percentages represent the change in value of various currencies versus the U.S. dollar from June 30, 1997 to December 31, 1997.
2. Source: Bloomberg.

At year-end, the Fund owned investments in 35 countries, with Brazil being our largest country holding (12.7% of total net assets). Our largest regional holdings were Latin America (36.4%), followed by Asia (35.7%), Europe (14.7%), and the Mid-East/Africa (4.5%). Only 8.7% of the Fund's total net assets were held in short-term investments and other net assets, down from 14.3% at mid-year, reflecting the exceptional number of buying opportunities we were able to locate.

Looking forward, we believe that many countries in Asia, having swallowed the bitter medicine of currency devaluation, may be well-placed for an export-led recovery, despite higher costs for imported raw materials. This may be particularly true of Indonesia, Malaysia and Thailand. Using a theory known as Purchasing Power Parity (PPP), which calculates the degree to which a given currency may be either under- or over-valued versus the U.S. dollar, it appears to us that the rupiah, ringgit, and baht have become seriously undervalued and may actually begin appreciating if exports begin to grow strongly. Such developments, if they occur, could help stock prices in all these countries rise from depressed year-end levels, especially in Thailand, where we are finding what we consider to be some of the best bargains in emerging markets since the Mexican peso crisis of 1994-95.

In our view, the situation is somewhat different in the Philippines and Singapore, where local currencies are not yet undervalued according to PPP theory. International investors may continue selling the Philippine peso and Singapore dollar, which could negatively impact these economies.



GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
12/31/97


Latin America               36.4%

Asia                        35.7%

Europe                      14.7%

Mid-East/Africa              4.5%

Short-Term Investments
& Other Net Assets           8.7%

In Hong Kong, where authorities were able to defend its dollar's peg to the U.S. dollar throughout 1997 by sharply increasing overnight interbank interest rates, the government faces a dilemma. If it maintains its fixed-rate exchange currency policy versus the U.S. dollar, it risks further attacks in the foreign exchange market and continued upward pressure on interest rates. This could damage the property sector and the outlook for Hong Kong banks. On the other hand, by floating the currency, the government risks inflation. A difficult choice, but given the underlying health of the economy, we believe Hong Kong's government has made the right decision in continuing its dollar's peg to the U.S. dollar, at least for the moment. In the long run, however, the Hong Kong dollar may have to be devalued unless inflation there can be lowered below the U.S. inflation rate.

In our opinion, the current emerging market crisis represents an opportunity to purchase stocks that were previously overvalued. Consequently, we firmly believe that now is the time to maintain our rational investing approach and seek to buy what we perceive to be bargain-priced stocks.

Please remember, this discussion reflects our views and opinions as of December 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand

          TOP 10 HOLDINGS
          12/31/97
          COMPANY                                               % OF TOTAL
          INDUSTRY, COUNTRY                                     NET ASSETS
          --------------------------------------------

          Electricidad de Caracas
          Utilities Electrical & Gas
          Venezuela                                                   3.2%

          Cemex SA, B
          Building Materials & Components
          Mexico                                                      3.1%

          Telmex - Telefonos de Mexico SA, L,
          Telecommunications
          Mexico                                                      2.9%

          Centrais Eletricas Brasileiras SA
          Utilities Electrical & Gas
          Brazil                                                      2.8%

          Telebras - Telecomunicacoes Brasileiras SA
          Telecommunications
          Brazil                                                      2.4%
          HSBC Holdings Plc
          Banking
          Hong Kong                                                   2.3%
          Akbank
          Banking
          Turkey                                                      2.3%

          Cheung Kong Holdings Ltd.
          Multi-Industry
          Hong Kong                                                   1.9%

          Petrobras - Petroleo Brasileiro SA, pfd.
          Energy Sources
          Brazil                                                      1.9%

          Grupo Financiero Banamex Accival SA
          Banking
          Mexico                                                      1.5%
our investment and management philosophy. Of course, investing in emerging markets involves special considerations, which may include risks related to market and currency volatility, adverse social, economic and political developments and the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. In fact, the Hong Kong market has increased 1268% in the last 15 years, but has suffered five declines of more than 20% during that time.(3) These special risks and other considerations are discussed in the Fund's prospectus.

Thank you for investing in the Templeton Developing Markets Trust. We appreciate your support and welcome your comments.

Sincerely,
/s/ J. Mark Mobius, Ph.D.
J. Mark Mobius, Ph.D.
President
Templeton Developing Markets Trust

3. Source: Bloomberg. Based on quarterly percentage price change over 15 years ended December 31, 1997.

      TOP 10 COUNTRIES
      12/31/97

                                                            % OF TOTAL
      COUNTRY                                               NET ASSETS
      --------------------------------------------

      Brazil                                                     12.7%

      Mexico                                                     12.1%

      Hong Kong                                                   8.3%

      Turkey                                                      6.6%

      Argentina                                                   4.4%

      Thailand                                                    4.4%
      India                                                       4.3%

      Portugal                                                    4.0%

      Venezuela                                                   3.7%

      Singapore                                                   3.5%

PERFORMANCE SUMMARY

CLASS I

Templeton Developing Markets Trust - Class I provided a cumulative total return of -9.41% for the one-year period ended December 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the sales charge. We have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As the table on page 9 illustrates, the Fund produced a cumulative total return of more than 60% since its inception on October 17, 1991.

The Fund's share price, as measured by net asset value, decreased by $2.46, from $15.40 on December 31, 1996, to $12.94 on December 31, 1997. During the reporting period, shareholders received per share distributions of 15.5 cents ($0.155) in income dividends, 1 cent ($0.01) in short-term capital gains, and 83 cents ($0.83) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on page 8 compares the performance of Templeton Developing Markets Trust - Class I and the Morgan Stanley Capital International(R) (MSCI) World Index since the Fund's inception on October 17, 1991. The Index includes approximately 1,500 companies, representing the stock markets of 23 countries, including the

Past performance is not predictive of future results.
 6

U.S., Canada, Australia, New Zealand, and several countries in Europe and Asia. It differs from the Fund because it includes stocks from some developed countries, such as the U.S., where the Fund is not allowed to invest. On December 31, 1997, the Index's U.S. weighting was 49.4%. During the year, the index posted a total return of 16.23%, compared to the Fund's -9.41%.

The graph also compares the Fund's performance with that of the more narrow International Finance Corporation's (IFC) Investable Composite Index. The IFC Index was designed to reflect the performance of emerging market investments and includes approximately 1,200 stocks that foreign investors can buy in 26 countries, including Mexico, South Korea, Brazil, Jordan and Turkey. During the year, the index posted a total return of -14.84%, compared to the Fund's -9.41%.

Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Past performance is not predictive of future results.                          7

CLASS I
Total Return Index Comparison
$10,000 Investment (10/17/91 - 12/31/97)

               TEMPLETON           MSCI WORLD          IFC INVESTABLE
               DEVELOPING          INDEX 2              COMPOSITE INDEX 2
               MARKETS
               TRUST -
               CLASS I 1

10/91          $9,425              $10,000             $10,000
10/91          $9,434              $10,088             $9,977
11/91          $9,406              $9,650              $9,996
12/91          $9,458              $10,355             $11,059
1/92           $9,619              $10,165             $12,438
2/92           $9,562              $9,991              $12,755
3/92           $9,364              $9,522              $12,689
4/92           $9,468              $9,656              $12,759
5/92           $9,628              $10,042             $12,683
6/92           $9,609              $9,707              $11,381
7/92           $9,392              $9,734              $11,348
8/92           $9,137              $9,973              $10,877
9/92           $9,033              $9,883              $10,652
10/92          $8,788              $9,617              $11,127
11/92          $8,439              $9,791              $11,054
12/92          $8,536              $9,873              $11,423
1/93           $8,960              $9,907              $11,370
2/93           $9,741              $10,143             $11,656
3/93           $9,591              $10,734             $12,022
4/93           $10,046             $11,233             $12,456
5/93           $10,597             $11,494             $12,722
6/93           $10,906             $11,399             $13,078
7/93           $10,868             $11,636             $13,486
8/93           $11,825             $12,171             $14,584
9/93           $12,289             $11,948             $15,175
10/93          $12,792             $12,279             $16,479
11/93          $13,449             $11,586             $17,523
12/93          $14,896             $12,155             $20,517
1/94           $15,198             $12,960             $20,656
2/94           $14,866             $12,794             $20,123
3/94           $14,268             $12,244             $18,089
4/94           $13,699             $12,625             $17,745
5/94           $13,689             $12,660             $18,164
6/94           $13,464             $12,627             $17,519
7/94           $13,935             $12,869             $18,777
8/94           $14,749             $13,259             $21,192
9/94           $14,887             $12,913             $21,716
10/94          $14,543             $13,282             $20,999
11/94          $14,023             $12,709             $20,193
12/94          $13,617             $12,834             $18,056
1/95           $12,846             $12,644             $15,642
2/95           $12,805             $12,831             $15,440
3/95           $12,948             $13,452             $15,411
4/95           $13,377             $13,923             $16,048
5/95           $13,836             $14,045             $16,647
6/95           $13,877             $14,043             $16,745
7/95           $14,469             $14,749             $17,279
8/95           $14,091             $14,423             $16,816
9/95           $14,071             $14,846             $16,694
10/95          $13,591             $14,615             $16,059
11/95          $13,438             $15,125             $15,979
12/95          $13,666             $15,570             $16,535
1/96           $15,000             $15,854             $17,943
2/96           $14,931             $15,953             $17,523
3/96           $14,995             $16,222             $17,779
4/96           $15,490             $16,606             $18,491
5/96           $15,743             $16,623             $18,335
6/96           $15,838             $16,711             $18,550
7/96           $15,121             $16,124             $17,333
8/96           $15,427             $16,312             $17,869
9/96           $15,754             $16,954             $18,133
10/96          $15,806             $17,075             $17,743
11/96          $16,355             $18,035             $18,005
12/96          $16,742             $17,749             $18,085
1/97           $18,014             $17,965             $19,362
2/97           $18,541             $18,176             $20,309
3/97           $18,158             $17,819             $19,809
4/97           $18,344             $18,405             $19,471
5/97           $19,294             $19,544             $20,133
6/97           $20,114             $20,522             $21,003
7/97           $20,966             $21,470             $21,214
8/97           $19,130             $20,037             $18,505
9/97           $20,190             $21,129             $19,109
10/97          $16,377             $20,020             $15,967
11/97          $15,296             $20,377             $15,203
12/97          $15,166             $20,629             $15,400

THE HISTORICAL PERFORMANCE DATA SHOWN PERTAINS ONLY TO THE FUND'S CLASS I SHARES. THE FUND OFFERS OTHER SHARE CLASSES SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT THEIR PERFORMANCE. PLEASE SEE THE PROSPECTUS FOR MORE DETAILS.

1. Includes the sales charge and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value.

2. Indices are unmanaged and include reinvested dividends. One cannot invest directly in an index.

Past performance is not predictive of future results.
 8

 CLASS I
 Periods ended 12/31/97

                                                                            SINCE
                                                                           INCEPTION
                                                  1-YEAR       5-YEAR      (10/17/91)
  ----------------------------------------------------------------------
  Cumulative Total Return(1)                      -9.41%       77.57%       60.91%
  Average Annual Total Return(2)                 -14.63%       10.86%        6.94%
  Value of $10,000 Investment(3)                  $8,537      $16,746      $15,166

                                    12/31/93     12/31/94     12/31/95     12/31/96      12/31/97
  ----------------------------------------------------------------------
  One-Year Total Return(4)           74.50%       -8.64%        0.36%       22.51%        -9.41%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 5.75% initial sales charge. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the maximum 5.75% initial sales charge.

4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.

Note: Total returns have been restated to reflect the current maximum initial sales charge of 5.75%. Prior to July 1, 1992, Fund shares were offered at a higher initial sales charge. Thus, actual total returns for investors who paid this higher charge would have been lower than noted. On January 1, 1993, the Fund implemented a plan of distribution under Rule 12b-1, which affects subsequent performance.

All calculations assume reinvestment of dividends and capital gains at net asset value. From October 17, 1991 to December 31, 1992, expense waivers by the Fund's Manager increased the Fund's total returns. Investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.                          9

CLASS II

Templeton Developing Markets Trust - Class II produced a cumulative total return of -10.10% for the one-year period ended December 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include sales charges. We have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As the table on page 13 illustrates, the Fund delivered a cumulative total return of more than 11% since inception on May 1, 1995.

The Fund's share price, as measured by net asset value, decreased by $2.46, from $15.27 on December 31, 1996, to $12.81 on December 31,1997. During the reporting period, Class II shareholders received per share distributions of 6.61 cents ($0.0661) in dividend income, 1 cent ($0.01) in short-term capital gains, and 83 cents ($0.83) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on page 12 compares the performance of Templeton Developing Markets Trust - Class II and the Morgan Stanley Capital International(R) (MSCI) World Index since the inception of Class II on May 1, 1995. The Index includes approximately 1,500 companies representing the stock markets of 23 countries including the U.S., Canada, Australia, New Zealand, and several countries in Europe and Asia. It differs from the Fund because it includes stocks from some

Past performance is not predictive of future results.
 10
developed countries, such as the U.S., where the Fund is not allowed to invest. On December 31, 1997, the Index's U.S. weighting was 49.4%. During the year, the Index posted a total return of 16.23%, compared to the Fund's -10.10%.

The graph also compares the Fund's performance with that of the more narrow International Finance Corporation's (IFC) Investable Composite Index. The IFC Index was designed to reflect the performance of emerging market investments and includes approximately 1,200 stocks that foreign investors can buy in 26 countries, including Mexico, South Korea, Brazil, Jordan and Turkey. During the year, the index posted a total return of -14.84%, compared to the Fund's -10.10%.

Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Past performance is not predictive of future results.                         11

CLASS II
Total Return Index Comparison
$10,000 Investment (5/1/95 - 12/31/97)

                 TEMPLETON                               IFC
                 DEVELOPING        MSCI WORLD         INVESTABLE
               MARKETS TRUST -       INDEX 2          COMPOSITE
                CLASS II 1                              INDEX 2
5/95             $ 9,902            $10,000            $10,000
5/95             $10,242            $10,088            $10,373
6/95             $10,265            $10,086            $10,434
7/95             $10,695            $10,593            $10,767
8/95             $10,408            $10,359            $10,478
9/95             $10,385            $10,663            $10,402
10/95            $10,015            $10,497            $10,007
11/95            $ 9,909            $10,863            $ 9,957
12/95            $10,070            $11,183            $10,303
1/96             $11,042            $11,387            $11,181
2/96             $10,983            $11,458            $10,919
3/96             $11,022            $11,651            $11,078
4/96             $11,381            $11,927            $11,522
5/96             $11,561            $11,940            $11,425
6/96             $11,623            $12,002            $11,559
7/96             $11,085            $11,581            $10,800
8/96             $11,311            $11,716            $11,134
9/96             $11,538            $12,177            $11,299
10/96            $11,577            $12,264            $11,056
11/96            $11,967            $12,953            $11,219
12/96            $12,244            $12,748            $11,269
1/97             $13,166            $12,904            $12,065
2/97             $13,538            $13,054            $12,655
3/97             $13,256            $12,799            $12,343
4/97             $13,377            $13,219            $12,133
5/97             $14,062            $14,038            $12,545
6/97             $14,650            $14,739            $13,087
7/97             $15,271            $15,421            $13,219
8/97             $13,917            $14,392            $11,530
9/97             $14,682            $15,175            $11,907
10/97            $11,902            $14,379            $ 9,949
11/97            $11,112            $14,636            $ 9,473
12/97            $11,007            $14,816            $ 9,596


THE HISTORICAL PERFORMANCE DATA SHOWN PERTAINS ONLY TO THE FUND'S CLASS II SHARES. THE FUND OFFERS OTHER SHARE CLASSES SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT THEIR PERFORMANCE. PLEASE SEE THE PROSPECTUS FOR MORE DETAILS.

1. Includes all sales charges and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value.

2. Indices are unmanaged and include reinvested dividends. One cannot invest directly in an index.

Past performance is not predictive of future results.
 12

 CLASS II
 Periods ended 12/31/97

                                                                     SINCE
                                                                   INCEPTION
                                                  1-YEAR           (5/1//95)
  ----------------------------------------------------------------------
  Cumulative Total Return(1)                     -10.10%              11.16%
  Average Annual Total Return(2)                 -11.81%               3.66%
  Value of $10,000 Investment(3)                  $8,819             $11,007

                                                 12/31/96          12/31/97
  ----------------------------------------------------------------------
  One-Year Total Return(4)                        21.58%            -10.10%

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods, and includes the 1.00% initial sales charge and the 1.00% contingent deferred sales charge applicable to shares redeemed within 18 months of purchase.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the indicated periods and include all sales charges.

4. One-year total return represents the change in value of an investment over the periods ended on the specified dates indicated and does not include sales charges.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.                         13

ADVISOR CLASS

Templeton Developing Markets Trust - Advisor Class produced a cumulative total return of -9.36% for the period from January 2, 1997 (commencement of sales) through December 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains.

The Fund's share price, as measured by net asset value, decreased by $2.50 from $15.43 on January 2, 1997 (commencement of sales), to $12.93 on December 31, 1997. During the reporting period, shareholders received per-share distributions of 19.92 cents ($0.1992) in dividend income, 1 cent ($0.01) in short-term capital gains, and 83 cents ($0.83) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on page 16 compares the performance of Templeton Developing Markets Trust - Advisor Class and the Morgan Stanley Capital International(R) (MSCI) World Index since the Fund's inception on October 17, 1991. For periods prior to January 2, 1997, the Fund's performance is that of the Fund's Class I shares, excluding the sales charge, but including Class I expenses. The Index includes approximately 1,500 companies, representing the stock markets of 23 countries, including the U.S., Canada, Australia, New Zealand, and several countries in Europe and Asia. It differs from the Fund because it includes stocks from some developed countries, such as the U.S., where the Fund is not allowed to invest. On December 31, 1997, the Index's U.S. weighting was 49.4%. During the year, the Index posted a total return of 16.23%, compared to the Fund's -9.18%.

Past performance is not predictive of future results.
 14

The graph also compares the Fund's performance with that of the more narrow International Finance Corporation's (IFC) Investable Composite Index. The IFC Index was designed to reflect the performance of emerging market investments and includes approximately 1,200 stocks that foreign investors can buy in 26 countries, including Mexico, South Korea, Brazil, Jordan and Turkey. During the year, the Index posted a total return of -14.84%, compared to the Fund's -9.18%.

Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Past performance is not predictive of future results.                         15

ADVISOR CLASS
Total Return Index Comparison
$10,000 Investment (10/17/91 - 12/31/97)

                TEMPLETON                                IFC
                DEVELOPING            MSCI           INVESTABLE
              MARKETS TRUST -        WORLD            COMPOSITE
                ADVISOR 1            INDEX 2            INDEX 2
10/91            $10,000            $10,000            $10,000
10/91            $10,010            $10,088            $ 9,977
11/91            $ 9,980            $ 9,650            $ 9,996
12/91            $10,035            $10,355            $11,059
1/92             $10,205            $10,165            $12,438
2/92             $10,145            $ 9,991            $12,755
3/92             $ 9,935            $ 9,522            $12,689
4/92             $10,045            $ 9,656            $12,759
5/92             $10,215            $10,042            $12,683
6/92             $10,195            $ 9,707            $11,381
7/92             $ 9,965            $ 9,734            $11,348
8/92             $ 9,695            $ 9,973            $10,877
9/92             $ 9,584            $ 9,883            $10,652
10/92            $ 9,324            $ 9,617            $11,127
11/92            $ 8,953            $ 9,791            $11,054
12/92            $ 9,057            $ 9,873            $11,423
1/93             $ 9,507            $ 9,907            $11,370
2/93             $10,335            $10,143            $11,656
3/93             $10,176            $10,734            $12,022
4/93             $10,659            $11,233            $12,456
5/93             $11,243            $11,494            $12,722
6/93             $11,572            $11,399            $13,078
7/93             $11,531            $11,636            $13,486
8/93             $12,546            $12,171            $14,584
9/93             $13,039            $11,948            $15,175
10/93            $13,572            $12,279            $16,479
11/93            $14,270            $11,586            $17,523
12/93            $15,804            $12,155            $20,517
1/94             $16,125            $12,960            $20,656
2/94             $15,773            $12,794            $20,123
3/94             $15,139            $12,244            $18,089
4/94             $14,535            $12,625            $17,745
5/94             $14,524            $12,660            $18,164
6/94             $14,285            $12,627            $17,519
7/94             $14,785            $12,869            $18,777
8/94             $15,649            $13,259            $21,192
9/94             $15,795            $12,913            $21,716
10/94            $15,430            $13,282            $20,999
11/94            $14,878            $12,709            $20,193
12/94            $14,448            $12,834            $18,056
1/95             $13,630            $12,644            $15,642
2/95             $13,587            $12,831            $15,440
3/95             $13,738            $13,452            $15,411
4/95             $14,193            $13,923            $16,048
5/95             $14,680            $14,045            $16,647
6/95             $14,723            $14,043            $16,745
7/95             $15,351            $14,749            $17,279
8/95             $14,951            $14,423            $16,816
9/95             $14,929            $14,846            $16,694
10/95            $14,420            $14,615            $16,059
11/95            $14,258            $15,125            $15,979
12/95            $14,500            $15,570            $16,535
1/96             $15,915            $15,854            $17,943
2/96             $15,842            $15,953            $17,523
3/96             $15,909            $16,222            $17,779
4/96             $16,435            $16,606            $18,491
5/96             $16,704            $16,623            $18,335
6/96             $16,804            $16,711            $18,550
7/96             $16,043            $16,124            $17,333
8/96             $16,368            $16,312            $17,869
9/96             $16,715            $16,954            $18,133
10/96            $16,771            $17,075            $17,743
11/96            $17,352            $18,035            $18,005
12/96            $17,763            $17,749            $18,085
1/97             $19,113            $17,965            $19,362
2/97             $19,671            $18,176            $20,309
3/97             $19,277            $17,819            $19,809
4/97             $19,474            $18,405            $19,471
5/97             $20,483            $19,544            $20,133
6/97             $21,364            $20,522            $21,003
7/97             $22,268            $21,470            $21,214
8/97             $20,321            $20,037            $18,505
9/97             $21,457            $21,129            $19,109
10/97            $17,411            $20,020            $15,967
11/97            $16,263            $20,377            $15,203
12/97            $16,133            $20,629            $15,400

THE HISTORICAL PERFORMANCE DATA SHOWN PERTAINS ONLY TO THE FUND'S ADVISOR CLASS SHARES. THE FUND OFFERS OTHER SHARE CLASSES SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT THEIR PERFORMANCE. PLEASE SEE THE PROSPECTUS FOR MORE DETAILS.

1. Represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value. On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the Fund's Class I performance, excluding the effect of the Class I maximum initial sales charge, but including the effect of the Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all fees and expenses applicable only to that class.

2. Indices are unmanaged and include reinvested dividends. One cannot invest directly in an index.

Past performance is not predictive of future results.
 16

 ADVISOR CLASS
 Periods ended 12/31/97

                                                                              SINCE
                                                                            INCEPTION
                                                 1-YEAR*      5-YEAR*      (10/17//91)*
  ----------------------------------------------------------------------
  Cumulative Total Return(1)                      -9.18%       78.02%         61.33%
  Average Annual Total Return(1)                  -9.18%       12.24%          8.01%
  Value of $10,000 Investment(2)                  $9,082      $17,802        $16,133

                                    12/31/93     12/31/94     12/31/95      12/31/96       12/31/97
  ----------------------------------------------------------------------
  One-Year Total Return*(3)          74.50%       -8.64%        0.36%         22.51%        -9.18%

*On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the Fund's Class I performance, excluding the effect of the Class I maximum initial sales charge, but including the effect of the Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was -9.36%.

1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated. See Note below.

2. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated. See Note below.

3. One-year total return represents the change in value of an investment over the periods ended on the specified dates. See Note below.

Note: On January 1, 1993, the Fund implemented a plan of distribution under Rule 12b-1, which affects performance for periods after that date.

All calculations assume reinvestment of dividends and capital gains at net asset value. From October 17, 1991 to December 31, 1992, expense waivers by the Fund's Manager increased the Fund's total returns. Investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.                         17

    THE FOLLOWING LETTER WAS WRITTEN BY DR. MOBIUS AFTER A TRIP TO SOUTHEAST
    ASIA.

    I recently visited Thailand, Malaysia, Indonesia and Hong Kong, where the stocks of many companies were selling at prices far below their actual asset value. Although I met with some businessmen and investors who were glum about declines in the value of their nations' currencies, others with more perspective viewed the recent crisis as an opportunity.

    One banker in Thailand admitted that his country and his bank were facing very difficult times. He said: "It is up to us. If we are willing to work hard and pull ourselves up, all will be well. At times like these, future fortunes will be built." A leading Malaysian businessman told me that governments and businessmen in the region would be forced to make changes for the better -- changes that have been long overdue, and which will make governments and the business community more efficient.

    My trip to Malaysia revealed exciting possibilities for investors looking to purchase assets at rock-bottom prices. One firm with extensive interests in construction, manufacturing, property development and power generation was the first Malaysian company to sign an agreement with the country's national power company. It has more than US$400 million in deposits which it is planning to use to acquire businesses that complement its existing operations. I also inspected a diversified Malaysian shipping company involved mainly with the transportation of natural gas, which appeared to be a highly lucrative operation.

    In Indonesia, I visited a cement company, which because of the weak rupiah, is now able to export competitively to almost any
Past performance is not predictive of future results.

country in the world. Another Indonesian company I looked at, a vertically integrated pulp and paper producer, has its own energy supply, access to low-cost hardwood fiber, and labor costs which are among the world's lowest. This firm also benefits from the depreciation of the rupiah because about 50% of its products are exported.

The crisis in Asia's capital markets can be seen as an opportunity to obtain investment bargains, which probably will not be seen again for years to come. I remember arriving in Hong Kong in 1967, at the time when China's Cultural Revolution was spilling over the Crown Colony. As a result of threats that Red Guard hordes would sweep over Hong Kong in a bloodthirsty search for the "peoples' enemies," investors were fleeing and selling their assets for any price. These prices proved to be bargains for investors willing to wait and suffer through a number of difficult years. Many of those investors are today among the richest people in the world. Will history repeat itself? It generally does. But the rewards come only to the brave and the patient.*

Sincerely,

/s/ J. Mark Mobius, Ph.D.
J. Mark Mobius, Ph.D.
President
Templeton Developing Markets Trust

*This letter reflects the strategies employed for the Fund during the past year and includes our opinions as of the close of the period. However, market and economic conditions are constantly changing, which may affect our strategies and portfolio holdings.

Past performance is not predictive of future results.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Highlights

                                                                            YEAR ENDED DECEMBER 31,
                                                       ------------------------------------------------------------------
                                                          1997          1996          1995          1994          1993
                                                       ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE - CLASS I
(For a share outstanding throughout the year)
Net asset value, beginning of year..................       $15.40        $13.01        $13.42        $15.27         $8.86
                                                       ------------------------------------------------------------------
Income from investment operations:
 Net investment income..............................          .16           .16           .21           .14           .04
 Net realized and unrealized gain (loss)............        (1.62)         2.75          (.18)        (1.44)         6.55
                                                       ------------------------------------------------------------------
Total from investment operations....................        (1.46)         2.91           .03         (1.30)         6.59
                                                       ------------------------------------------------------------------
Less distributions from:
 Net investment income..............................         (.16)         (.17)         (.20)         (.12)         (.05)
 In excess of net investment income.................           --          (.01)           --            --            --
 Net realized gains.................................         (.53)         (.34)         (.24)         (.43)         (.13)
 In excess of net realized gains....................         (.31)           --            --            --            --
                                                       ------------------------------------------------------------------
Total distributions.................................        (1.00)         (.52)         (.44)         (.55)         (.18)
                                                       ------------------------------------------------------------------
Net asset value, end of year........................       $12.94        $15.40        $13.01        $13.42        $15.27
                                                       ==================================================================
Total Return*.......................................      (9.41)%        22.51%          .36%       (8.64)%        74.50%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of year (000's).....................   $3,444,029    $3,308,753    $2,147,664    $2,009,154    $1,396,392
Ratios to average net assets:
 Expenses...........................................        1.96%         2.03%         2.10%         2.11%         2.20%
 Net investment income..............................        0.99%         1.16%         1.66%         1.08%         0.57%
Portfolio turnover rate.............................       30.06%        12.47%         9.76%        18.57%        16.01%
Average commission rate paid **.....................       $.0019        $.0024            --            --            --

*Total return does not reflect sales commissions.
**Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Highlights (continued)

                                                                                 YEAR ENDED DECEMBER 31,
                                                                       -------------------------------------------
                                                                         1997              1996             1995+
                                                                       -------------------------------------------
PER SHARE OPERATING PERFORMANCE - CLASS II
(For a share outstanding throughout the year)
Net asset value, beginning of year..................................     $15.27            $12.95           $13.10
                                                                       -------------------------------------------
Income from investment operations:
 Net investment income..............................................        .09               .17              .02
 Net realized and unrealized gain (loss)............................      (1.64)             2.60              .19
                                                                       -------------------------------------------
Total from investment operations....................................      (1.55)             2.77              .21
                                                                       -------------------------------------------
Less distributions from:
 Net investment income..............................................       (.07)             (.10)            (.18)
 In excess of net investment income.................................         --              (.01)              --
 Net realized gains.................................................       (.53)             (.34)            (.18)
 In excess of net realized gains....................................       (.31)               --               --
                                                                       -------------------------------------------
Total distributions.................................................       (.91)             (.45)            (.36)
                                                                       -------------------------------------------
Net asset value, end of year........................................     $12.81            $15.27           $12.95
                                                                       ===========================================
Total Return*.......................................................   (10.10)%            21.58%            1.70%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of year (000's).....................................   $402,542          $226,629          $41,012
Ratios to average net assets:
 Expenses...........................................................      2.69%             2.74%            2.73%**
 Net investment income..............................................      0.21%             0.33%            0.19%**
Portfolio turnover rate.............................................     30.06%            12.47%            9.76%
Average commission rate paid***.....................................     $.0019            $.0024               --

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required.
+For the period May 1, 1995 (commencement of operations) to December 31, 1995.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Highlights (continued)

                                                                                                  YEAR ENDED
                                                                                              DECEMBER 31, 1997+
                                                                                              -------------------
PER SHARE OPERATING PERFORMANCE - ADVISOR CLASS
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................................................          $15.43
                                                                                              -------------
Income from investment operations:
 Net investment income.....................................................................             .17
 Net realized and unrealized loss..........................................................           (1.63)
                                                                                              -------------
Total from investment operations...........................................................           (1.46)
                                                                                              -------------
Less distributions from:
 Net investment income.....................................................................            (.20)
 Net realized gains........................................................................            (.53)
 In excess of net realized gains...........................................................            (.31)
                                                                                              -------------
Total distributions........................................................................           (1.04)
                                                                                              -------------
Net asset value, end of year...............................................................          $12.93
                                                                                              =============
Total Return*..............................................................................           (9.36)%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of year (000's)............................................................         $98,101
Ratios to average net assets:
 Expenses..................................................................................           1.69%**
 Net investment income.....................................................................           1.04%**
Portfolio turnover rate....................................................................          30.06%
Average commission rate paid ***...........................................................          $.0019

*Total return is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities.
+For the period January 2, 1997 (effective date) to December 31, 1997. Based on average weighted shares outstanding.
                       See Notes to Financial Statements.

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997

                                                                                              SHARES/
                                                                INDUSTRY                  PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES  91.3%
ARGENTINA  4.4%
Aluar Aluminio Argentino SA, B                        Misc Materials & Commodities                 91,447     $      320,125
Astra Cia Argentina de Petroleo SA                           Energy Sources                       636,830          1,114,664
Atanor Cia Nacional Para la Industria
  Quimica SA, D                                                 Chemicals                       3,507,414          4,841,151
Banco de Galicia y Buenos Aires SA, B                            Banking                        2,836,994         18,160,212
Banco Frances del Rio de la Plata SA                             Banking                        1,095,266         10,166,000
*Buenos Aires Embotelladora SA, ADR                        Beverages & Tobacco                    746,000              7,460
Capex SA, A                                            Utilities Electrical & Gas                 223,774          1,488,380
Central Costanera SA, B                                Utilities Electrical & Gas                 591,624          1,538,515
+Garovaglio Y Zorraquin SA                                      Chemicals                       1,612,631          5,000,106
Juan Minetti SA                                      Building Materials & Components              366,295          1,143,058
Juan Minetti SA, conv.                               Building Materials & Components              113,000            113,021
Molinos Rio de Plata SA, B                              Food & Household Products               6,718,504         16,127,474
Nobleza Piccardo Sdad Industrial Comercial y
  Financial                                                Beverages & Tobacco                    346,930          1,561,482
Perez Companc SA, B                                          Energy Sources                     5,757,463         41,116,098
Quilmes Industrial SA                                      Beverages & Tobacco                      7,000             75,250
Quilmes Industrial SA, pfd., ADR                           Beverages & Tobacco                  1,057,500         14,474,531
Renault Argentina SA                                           Automobiles                        739,667          1,035,730
*Sevel Argentina SA, C                                         Automobiles                      1,503,470          1,383,455
Siderar, A                                                   Metals & Mining                      114,250            485,655
Sociedad Comercial del Plata Cadelplata Come                 Multi-Industry                     9,387,500         14,835,069
Transportadora de Gas del Sur SA, B                          Energy Sources                       703,011          1,596,138
Transportadora de Gas del Sur SA, B, ADR                     Energy Sources                        42,000            469,875
YPF Sociedad Anonima, ADR                                    Energy Sources                     1,055,899         36,098,547
*Zanella Hermanos SA                                           Automobiles                        931,434             93,161
                                                                                                              --------------
                                                                                                                 173,245,157
                                                                                                              --------------
BRAZIL  12.7%
Aracruz Celulose SA, ADR                                 Forest Products & Paper                1,422,200         20,444,125
Banco Bradesco SA                                                Banking                    1,907,479,668         18,971,394
*Banco Bradesco SA BBD, pfd. rts.                                Banking                      149,878,717            537,176
*Banco Bradesco SA BBD, rts.                                     Banking                       81,554,621            299,605
Banco Bradesco SA, pfd.                                          Banking                    3,505,510,794         34,550,978
Banco do Brasil SA                                               Banking                    1,192,085,792          7,690,532
*Banco do Brasil SA, wts., A                                     Banking                      216,046,382            369,740
*Banco do Brasil SA, wts., B                                     Banking                      324,069,573            566,225
*Banco do Brasil SA, wts., C                                     Banking                      471,615,956            921,216
Banco do Brazil SA, pfd.                                         Banking                      719,346,120          5,317,509
*Banco do Estado de Sao Paulo SA, pfd.                           Banking                      298,503,850         12,169,639
Brasmotor SA, pfd.                                           Multi-Industry                    62,402,231          6,150,482
Centrais Eletricas Brasileiras SA                      Utilities Electrical & Gas             668,000,000         33,218,942
Centrais Eletricas Brasileiras SA, B, pfd              Utilities Electrical & Gas           1,513,208,470         77,284,067
*Cia Vale do Rio Doce, pfd.                                  Metals & Mining                      660,577         13,287,894
Companhia Siderurgica Nacional Sid Nacional CSN              Metals & Mining                  353,336,000          9,814,449
Copene-Petroquimica do Nordeste SA, A, pfd.                     Chemicals                      34,105,550         10,390,114
Duratex SA, pfd.                                         Forest Products & Paper              478,134,600         18,850,340
Investimentos Itau SA, pfd.                                  Multi-Industry                    64,824,179         50,532,714
*Mannesmann SA                                           Machinery & Engineering               23,369,010          2,743,014

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                              SHARES/
                                                                INDUSTRY                  PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
BRAZIL (CONT.)
*Mannesmann SA, pfd.                                     Machinery & Engineering                5,137,562     $      644,468
Marcopolo SA, pfd.                                             Automobiles                      7,750,400            916,673
Petrobras-Petroleo Brasileiro SA, pfd.                       Energy Sources                   319,786,333         74,785,389
Telebras-Telecomunicacoes Brasileiras SA                   Telecommunications                 738,109,194         75,064,194
Telebras-Telecomunicacoes Brasileiras SA, pfd.             Telecommunications                 168,548,973         19,225,200
*Unibanco Uniao de Bamncos Brasileiros SA, unit                  Banking                      119,331,186          8,126,132
                                                                                                              --------------
                                                                                                                 502,872,211
                                                                                                              --------------
CHILE  0.2%
Antofagasta Holdings Plc.                                    Metals & Mining                      813,668          4,409,907
Empresa Nacional de Electricidad SA, ADR                Electrical & Electronics                  165,700          2,930,819
                                                                                                              --------------
                                                                                                                   7,340,726
                                                                                                              --------------
CHINA  1.3%
China First Pencil Co. Ltd., B                      Recreation & Other Consumer Goods             512,107             97,300
China Southern Glass Co. Ltd., B                     Building Materials & Components            9,229,913          2,596,620
Chiwan Wharf Holdings Ltd., B                                Transportation                    11,593,800          3,650,648
Guangshen Railway Co. Ltd., ADR                              Transportation                       379,600          5,100,875
*Luoyang Glass Co. Ltd., H                            Misc Materials & Commodities              9,903,000            894,580
Shandong Huaneng Power Development Co. Ltd., ADR       Utilities Electrical & Gas                 618,600          4,252,875
*Shanggone Co. Ltd., B                                   Machinery & Engineering                4,481,610            394,382
Shanghai Chlor-Alkali Chemical Co. Ltd., B                      Chemicals                      11,689,530          2,010,599
*Shanghai Dazhong Taxi Shareholding Co. Ltd., B              Transportation                     1,418,500          1,061,038
*Shanghai Erfangji Textile Machinery Co. Ltd., B         Machinery & Engineering                8,840,787            671,900
*Shanghai Jin Jiang Tower Co. Ltd., B                       Leisure & Tourism                   8,065,954          1,500,267
Shanghai Jinqiao Export Processing Zone
  Development, B                                               Real Estate                      4,088,273          1,594,426
*Shanghai Lujiaxui Finance & Trade Zone
  Development Stock Co Ltd., B                                 Real Estate                     14,624,412         11,407,041
Shanghai New Asia Group Co. Ltd., B                     Food & Household Products               5,292,580          1,428,997
Shanghai Petrochemical Co. Ltd., H                              Chemicals                      18,724,000          2,923,737
*Shanghai Refrigerator Compressor Co. Ltd., B             Industrial Components                 1,542,913            428,930
*Shanghai Rubber Belt Co. Ltd., B                         Industrial Components                   610,352             90,332
*Shanghai Shangling Electric Appliance, B            Appliances & Household Durables            2,875,980            592,452
*Shanghai Steel Tube Co. Ltd., B                         Machinery & Engineering                1,182,900            101,729
Shanghai Tyre & Rubber Co. Ltd., B                        Industrial Components                 5,035,500          1,258,875
*Shanghai Vacuum Electron Devices Co. Ltd., B        Appliances & Household Durables            2,324,500            348,675
*Shanghai Wingsung Co. Ltd., B                      Recreation & Other Consumer Goods             606,442             99,456
Shanghai Yaohua Pilkington Glass, B                  Building Materials & Components            7,588,450          1,047,206
*Shanghai Zhenhua Port Machinery Co. Ltd., B             Machinery & Engineering                  550,000            378,400
*Shenzhen China Bicycles Co. Ltd., B                Recreation & Other Consumer Goods           1,386,400            227,220
Shenzhen Konka Electronic Group Co. Ltd., B          Appliances & Household Durables              921,327            993,973
*Shenzhen Properties & Resources Development
  Ltd., B                                                      Real Estate                      1,301,156            251,869
Shenzhen Vanke Co. Ltd., B                                     Real Estate                     10,124,642          5,879,583
*Zhuhai Sez Lizhu Pharmaceutical Group Inc., B           Health & Personal Care                   168,386             41,504
                                                                                                              --------------
                                                                                                                  51,325,489
                                                                                                              --------------

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                              SHARES/
                                                                INDUSTRY                  PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
COLOMBIA  2.2%
Banco Ganadero SA, ADR C                                         Banking                          186,400     $    4,473,600
Banco Industrial Colombiano SA                                   Banking                        1,482,000          4,562,638
Bavaria SA                                                 Beverages & Tobacco                    377,062          3,867,601
Cementos Argos SA                                    Building Materials & Components            3,615,735         21,192,755
Cia Colombiana de Tabacos SA                               Beverages & Tobacco                  2,600,150          7,519,811
Compania Nacional de Chocolates SA                      Food & Household Products               2,264,924         15,546,079
Compania Suramericana de Seguros SA                             Insurance                       1,613,318         30,483,393
Promigas SA                                            Utilities Electrical & Gas                 202,881          1,071,789
                                                                                                              --------------
                                                                                                                  88,717,666
                                                                                                              --------------
CZECH REPUBLIC  1.3%
*CEZ AS                                                Utilities Electrical & Gas                 726,000         23,824,958
Elektrarny Opatovice AS                                      Energy Sources                        20,096          2,329,988
Komercni Banka AS                                                Banking                           18,822            710,192
Komercni Banka AS, GDR                                           Banking                          206,000          2,523,500
*Leciva AS                                               Health & Personal Care                     1,900            115,365
*SPT Telecom AS                                            Telecommunications                     102,740         10,991,095
Tabak AS                                                   Beverages & Tobacco                     10,668          2,436,743
*Unipetrol, fgn.                                                Chemicals                       2,854,511          8,210,454
                                                                                                              --------------
                                                                                                                  51,142,295
                                                                                                              --------------
ECUADOR  0.1%
La Cemento Nacional CA, GDR, 144A                            Multi-Industry                         4,510            938,080
La Cemento Nacional SA, GDR                                  Multi-Industry                        14,400          2,995,200
                                                                                                              --------------
                                                                                                                   3,933,280
                                                                                                              --------------
EGYPT  0.2%
Commercial International Bank Ltd.                               Banking                           95,650          1,930,148
Eastern Tobacco Co.                                        Beverages & Tobacco                    184,711          4,289,204
                                                                                                              --------------
                                                                                                                   6,219,352
                                                                                                              --------------
GHANA  0.3%
Ashanti Goldfields Co. Ltd., GDR                             Metals & Mining                    1,385,548         10,391,610
                                                                                                              --------------
GREECE  3.5%
Alpha Credit Bank                                                Banking                          896,881         52,372,037
Alpha Leasing SA                                           Financial Services                     240,460          4,743,970
Delta Dairy SA                                          Food & Household Products                 527,070          5,979,092
Delta Dairy SA, pfd.                                    Food & Household Products                   4,080             36,651
Ergo Bank SA                                                     Banking                          354,351         18,326,132
Etba Leasing                                               Financial Services                     151,372          1,253,212
Fourlis Brothers Corp. SA                            Appliances & Household Durables              278,100          1,807,625
Hellas Can Sa Packaging Manufacturers                        Metals & Mining                      263,490          3,805,915
Hellenic Telecommunications Organizations                  Telecommunications                     283,688          5,816,678
Hellenic Telecommunications Organizations, 144A            Telecommunications                     659,100         13,514,046
*National Bank of Greece SA                                      Banking                          115,874         10,203,525

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                              SHARES/
                                                                INDUSTRY                  PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
GREECE (CONT.)
Titan Cement Co.                                     Building Materials & Components              406,310     $   18,536,954
X. Benrubi & Son SA                                     Food & Household Products                 136,590            322,888
                                                                                                              --------------
                                                                                                                 136,718,725
                                                                                                              --------------
HONG KONG  8.3%
CDL Hotel International Ltd.                                Leisure & Tourism                   5,595,000          1,696,767
Cheung Kong Holdings Ltd.                                    Multi-Industry                    11,691,000         76,567,073
Cross Harbour Tunnel Co. Ltd.                                Transportation                       248,598            423,473
Dairy Farm International Holdings Ltd.                        Merchandising                     9,254,590          9,994,957
Fortei Holdings Ltd.                                          Merchandising                     5,366,000            169,657
Goldlion Holdings Ltd.                                     Textiles & Apparel                     106,000             35,224
Great Wall Electronic International Ltd.                Electrical & Electronics                4,674,963            361,979
Hang Lung Development Co. Ltd.                                 Real Estate                     16,755,000         23,568,138
Hong Kong & Shanghai Hotels Ltd.                            Leisure & Tourism                     187,000            154,446
Hong Kong Electric Holdings Ltd.                       Utilities Electrical & Gas                 235,900            896,536
Hopewell Holdings Ltd.                                   Construction & Housing                 8,307,002          2,068,978
HSBC Holdings Plc.                                               Banking                        3,668,471         90,421,727
IMC Holdings Ltd.                                            Transportation                       120,000             30,972
Jardine International Motor Holdings Ltd.                      Automobiles                      2,423,000          1,313,279
Jardine Matheson Holdings Ltd.                               Multi-Industry                     1,478,672          7,541,227
Jardine Strategic Holdings Ltd.                              Multi-Industry                     4,199,062         11,085,524
JCG Holdings Ltd.                                          Financial Services                      59,000             25,316
Joyce Boutique Holdings Ltd.                                  Merchandising                     1,183,000             50,379
K Wah International Holdings Ltd.                    Building Materials & Components           26,773,019          4,698,839
*Lai Fung Holdings Ltd.                                        Real Estate                         69,336             23,935
Lai Sun Development Co. Ltd.                                   Real Estate                      3,566,800          1,173,744
Lai Sun Garment International Ltd.                           Multi-Industry                     3,568,000          2,221,654
*Lai Sun Hotels International Ltd., wts.                    Leisure & Tourism                     572,693              2,217
Laws International Holdings Ltd.                           Textiles & Apparel                   6,216,000            858,320
New World Development Co. Ltd.                                 Real Estate                     10,826,883         37,444,892
Semi-Tech Co. Ltd.                                   Appliances & Household Durables           14,486,891          2,374,287
*Semi-Tech Co. Ltd., wts.                            Appliances & Household Durables              333,585             12,054
*Sun Hung Kai & Co. Ltd, wts.                              Financial Services                   2,023,360             69,195
Sun Hung Kai & Co. Ltd.                                    Financial Services                   3,655,800            632,181
Sun Hung Kai Properties Ltd.                                   Real Estate                      4,687,900         32,668,293
Swire Pacific Ltd., A                                        Multi-Industry                       125,000            685,572
Swire Pacific Ltd., B                                        Multi-Industry                     1,903,500          1,928,310
Tungtex (Holdings) Co. Ltd.                                Textiles & Apparel                   2,400,000            257,065
Wheelock and Company Ltd.                                    Multi-Industry                     9,609,000         11,222,280
*Wo Kee Hong Holdings Ltd.                                    Merchandising                     5,329,200            295,723
Yue Yuen Industrial (Holdings) Ltd.                 Recreation & Other Consumer Goods           2,070,800          4,382,645
                                                                                                              --------------
                                                                                                                 327,356,858
                                                                                                              --------------
HUNGARY  1.1%
Borsodchem RT, GDR                                              Chemicals                          30,000          1,081,500
Egis RT                                                      Multi-Industry                        67,100          4,205,146
**Fotex First Hung-Amer Photo Co., 12.00%, conv.,
  5/11/00                                                    Multi-Industry                        32,000             32,000

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                              SHARES/
                                                                INDUSTRY                  PRINCIPAL AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
HUNGARY (CONT.)
*Fotex First Hungarian American Photo Service Co.            Multi-Industry                       241,689     $      272,166
*Fotex First Hungarian-American Photo-Service                Multi-Industry                     2,630,400          2,873,730
*Ibusz RT                                                   Leisure & Tourism                     122,363            650,023
Inter-Europa Bank RT                                             Banking                            8,816            811,480
OTP Bank, GDR                                                    Banking                          399,000         15,132,075
Pick Szeged RT                                          Food & Household Products                   9,076            724,320
Pick Szeged RT, GDR                                     Food & Household Products                  30,430          2,428,500
Tiszai Vegyi Kombinat RT                                        Chemicals                         149,558          2,511,611
Tiszai Vegyi Kombinat RT, GDR, 144A                             Chemicals                         571,000          9,764,100
Tiszai Vegyi Kombinat RT, GDR, Reg S                            Chemicals                         152,000          2,599,200
                                                                                                              --------------
                                                                                                                  43,085,851
                                                                                                              --------------
INDIA  4.3%
Aban Loyd Chiles Offshore Ltd.                               Energy Sources                       237,600            239,418
*Andhra Valley Power Supply Co. Ltd.                   Utilities Electrical & Gas                  69,100            140,580
Arvind Mills Ltd.                                          Textiles & Apparel                   1,772,300          3,989,936
*ATV Projects India Ltd.                                 Machinery & Engineering                1,644,600            125,862
*Bajaj Auto Ltd.                                               Automobiles                        283,900          4,381,620
Bank of Baroda                                                   Banking                          428,700          1,208,453
Bharat Petroleum Corp. Ltd.                                  Energy Sources                     1,185,900         12,592,624
Bombay Dyeing & Manufacturing Co. Ltd.                          Chemicals                         342,300            866,665
Bses Ltd.                                              Utilities Electrical & Gas                 131,950            575,598
Cochin Refineries Ltd.                                       Energy Sources                       212,650            922,207
DCW Ltd.                                                        Chemicals                         395,700            162,015
*Essar Shipping Ltd.                                         Transportation                       770,000            257,321
*Ganesh Benzoplast Ltd.                                         Chemicals                          81,900             33,846
Garden Silk Mills Ltd.                                     Textiles & Apparel                     229,600             79,071
Grasim Industries Ltd.                                       Multi-Industry                     1,078,550          9,602,397
Great Eastern Shipping Co. Ltd.                              Transportation                     7,166,700          8,409,903
Gujarat Ambuja Cements Ltd.                          Building Materials & Components              950,600          6,693,000
Gujarat Industries Power Ltd.                          Energy Equipment & Services                425,700            285,067
Gujarat Narmada Valley Fertilizers Co. Ltd.                     Chemicals                       1,838,650          1,043,621
Gujarat Narmanda Valley Fertilizers Co. Ltd., ADR               Chemicals                         341,000            511,500
Hindalco Industries Inc.                                     Metals & Mining                      145,725          2,762,084
*Hindustan Organic Chemicals Ltd.                               Chemicals                         838,600            308,057
Hindustan Petroleum Corp. Ltd.                               Energy Sources                       657,300          8,124,027
India Cements Ltd.                                   Building Materials & Components              520,050            888,861
India Cements Ltd., GDR                              Building Materials & Components              552,910          1,050,529
Indian Aluminium Co. Ltd.                                    Metals & Mining                      259,500            488,217
Indian Petrochemicals Corp. Ltd.                                Chemicals                       4,784,900          8,636,012
Indian Rayon & Industries Ltd.                               Multi-Industry                       551,700          2,607,205
Indian Rayon & Industries Ltd., GDR                          Multi-Industry                       183,309            779,063
Indo Gulf Fertilisers & Chemicals Corp. Ltd.                    Chemicals                       3,927,500          3,682,031
Indo Gulf Fertilisers & Chemicals Corp. Ltd., GDR               Chemicals                          64,150             57,093
Industrial Credit & Inv. Corp. of India                    Financial Services                   6,643,800         12,965,579
Industrial Development Bank of India                             Banking                        2,255,500          5,322,290
ITC Bhadrachalam Paperboards Ltd.                        Forest Products & Paper                  106,850             94,720

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                              SHARES/
                                                                INDUSTRY                  PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
INDIA (CONT.)
Larsen and Toubro Ltd.                                       Multi-Industry                     2,271,500     $   11,748,638
Madras Cements Ltd.                                  Building Materials & Components                7,840            915,000
*Mahanagar Telephone Nigam Ltd.                            Telecommunications                     544,900          3,586,332
National Aluminium Co. Ltd.                                  Metals & Mining                    3,169,600          2,385,286
Oriental Bank of Commerce                                        Banking                        3,860,200          6,326,986
Reliance Industries Ltd.                                        Chemicals                       2,267,200          9,571,980
Shipping Corporation of India Ltd.                           Transportation                     1,896,200          2,176,760
State Bank of India                                              Banking                           76,000            471,122
Steel Authority of India Ltd, GDR, Reg S                     Metals & Mining                      386,000          1,235,200
Steel Authority of India Ltd.                                Metals & Mining                    4,479,900          1,114,261
Steel Authority of India Ltd., GDR, 144A                     Metals & Mining                       62,000            198,400
Sterlite Industries Ltd.                                     Metals & Mining                      323,400          1,637,625
Tamil Nadu Newsprint & Papers Ltd.                       Forest Products & Paper                  205,400            120,515
Tata Chemicals Ltd.                                             Chemicals                       1,030,000          3,915,051
Tata Engineering & Locomotive Co. Telco                  Machinery & Engineering                2,465,900         18,635,788
Tata Hydro-Electric Power Co.                          Utilities Electrical & Gas                 210,900            402,163
Tata Iron & Steel Co. Ltd.                                   Metals & Mining                    1,062,750          3,639,648
Thermax Ltd.                                           Energy Equipment & Services                 78,400            348,000
Videocon International Ltd.                          Appliances & Household Durables              299,700            223,628
Wockhardt                                                Health & Personal Care                   178,100            839,387
                                                                                                              --------------
                                                                                                                 169,378,242
                                                                                                              --------------
INDONESIA  1.8%
Asia Pulp & Paper Co. Ltd., ADR                          Forest Products & Paper                  481,100          4,841,069
*PT Bank Dagang Nasional Indonesia, wts.                         Banking                          625,000              5,795
PT Indofoods Sukses Makmur                              Food & Household Products               4,059,480          1,328,557
PT Tempo Scan Pacific                                    Health & Personal Care                 3,968,000            306,618
*PT Tjiwi Kimia TBK, wts.                                Forest Products & Paper                1,553,725             90,399
PT Lippo Life Insurance TBK                                     Insurance                      10,389,000            377,782
PT Pakuwon Jati                                                Real Estate                     11,993,500            981,286
PT Tjiwi Kimia TBK                                       Forest Products & Paper               22,651,830          5,559,995
PT Bank Dagang Nasional Indonesia, fgn.                          Banking                        7,912,000            503,491
PT Bank Danamon, fgn.                                            Banking                       13,250,000            843,182
*PT Bank International Indonesia, fgn.                           Banking                       18,738,500          1,107,275
PT Bank PDFCI, fgn.                                              Banking                          984,000            313,091
PT Barito Pacific Timber TBK                             Forest Products & Paper               39,077,500         11,190,375
PT BBL Dharmala Finance, fgn.                              Financial Services                   3,295,000            958,545
PT BDNI Capital Corporation, fgn.                          Financial Services                   2,372,400            388,211
+PT Charoen Pokphand Indonesia                          Food & Household Products              21,812,250          1,189,759
PT Ciputra Dev.                                                Real Estate                     11,535,500            524,341
PT Dharmala Intiland                                           Real Estate                      5,532,800          1,282,604
PT Gadjah Tunggal                                              Automobiles                     61,884,000          5,907,109
PT Hanjaya Mandala Sampoerna                               Beverages & Tobacco                  2,995,000          2,259,864
PT Indah Kiat Pulp & Paper Corp.                         Forest Products & Paper               29,212,050          5,178,500
*PT Indah Kiat Pulp & Paper Corp. TBK, wts.              Forest Products & Paper                1,175,920             32,071
PT Indocement Tunggal Prakarsa                       Building Materials & Components           14,473,000          4,736,618
PT Indosat                                                 Telecommunications                     711,500          1,319,509

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                              SHARES/
                                                                INDUSTRY                  PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
INDONESIA (CONT.)
PT Inter-Pacific Bank, fgn.                                      Banking                          738,000     $      207,982
PT Jakarta International Hotel & Development                   Real Estate                      6,280,750          1,227,601
PT Japfa Comfeed Indonesia                              Food & Household Products               3,839,500            314,141
PT Kalbe Farma                                           Health & Personal Care                 2,898,500            513,825
PT Metrodata Electronic                                 Electrical & Electronics                  345,500            125,636
PT Modern Photo Film Co.                                     Multi-Industry                       319,500             92,945
PT Multibreeder Adirama Indonesia TBK                   Food & Household Products                 858,750             27,324
PT Semen Cibinong, loc.                              Building Materials & Components           21,139,000            960,864
PT Semen Gresik                                      Building Materials & Components            6,499,500          3,811,070
PT Sinar Mas Agro Resources & Technology Corp.          Food & Household Products               7,221,400            623,666
PT Sinar Mas Multi Artha, fgn.                             Financial Services                  12,855,200          1,577,684
*PT Sinar Mas Multi Artha, wts., fgn.                      Financial Services                     964,140             12,271
PT Sumalindo Lestari Jaya TBK                            Forest Products & Paper                4,059,500            572,020
PT Summarecon Agung                                            Real Estate                        858,031             54,602
PT Tambang Timah (Persero)                                   Metals & Mining                    6,669,500          7,154,555
PT Ultra Jaya Milk                                      Food & Household Products               4,655,000            846,364
PT Unggul Indah Corp.                                           Chemicals                       2,820,400            679,460
PT United Tractors                                       Machinery & Engineering                5,587,000            660,282
                                                                                                              --------------
                                                                                                                  70,688,338
                                                                                                              --------------
ISRAEL  0.8%
Bank Hapoalim BM                                                 Banking                        1,256,909          3,014,196
Clal Industries Ltd.                                         Multi-Industry                     1,358,098          7,633,859
Discount Investment Corp.                                    Multi-Industry                        25,088            700,845
First International Bank of Israel                               Banking                            1,792          1,314,315
Koor Industries Ltd.                                         Multi-Industry                       164,461         18,209,957
                                                                                                              --------------
                                                                                                                  30,873,172
                                                                                                              --------------
ITALY  0.8%
Instituto Finanziaro Industriale SpA, pfd.                     Automobiles                        769,950          8,699,260
Italmobiliare SpA                                            Multi-Industry                       496,210          9,383,390
Italmobiliare SpA, di Risp, conv.                            Multi-Industry                        28,100            293,088
Sirti SpA                                                Construction & Housing                 2,318,500         14,014,540
Teleco Cavi SpA, di Risp                                   Telecommunications                     120,000            332,459
                                                                                                              --------------
                                                                                                                  32,722,737
                                                                                                              --------------
JORDAN
*Jordan Cement Factories Ltd.                        Building Materials & Components              222,750            948,474
                                                                                                              --------------
KAZAKHSTAN  0.1%
*Kazkommertsbank, ADR, 144A                                      Banking                          117,660          2,470,860
                                                                                                              --------------
MALAYSIA  2.2%
AMMB Holdings Bhd.                                               Banking                        1,336,400            876,159
Berjaya Singer Bhd.                                  Appliances & Household Durables            3,663,000          1,167,790
Berjaya Singer Bhd, fgn.                             Appliances & Household Durables              933,000            297,447
Boustead Holdings Bhd., fgn.                            Food & Household Products               4,232,000          3,503,545
Cement Industries of Malaysia Bhd.                   Building Materials & Components              275,000            161,203

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                              SHARES/
                                                                INDUSTRY                  PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
MALAYSIA (CONT.)
Federal Flour Mills Bhd.                                Food & Household Products               2,506,250     $    1,997,525
Genting Berhad                                              Leisure & Tourism                   3,137,400          7,864,674
*Hong Leong Industries Bhd., wts., fgn.                      Multi-Industry                       332,000             30,729
Hong Leong Industries Bhd.                                   Multi-Industry                     5,392,800          5,490,548
Hong Leong Properties Bhd.                                     Real Estate                      2,169,000            395,935
Hong Leong Properties Bhd., fgn.                               Real Estate                      4,512,000            823,633
Island & Peninsula Bhd., fgn.                                  Real Estate                      3,880,000          2,593,650
Kian Joo Can Factory Bhd.                                 Industrial Components                 1,521,000          1,353,043
Leader Universal Holdings Bhd.                            Industrial Components                16,439,000          5,071,809
Malayawata Steel Bhd.                                        Metals & Mining                    2,439,000            595,719
Malayawata Steel Bhd., fgn.                                  Metals & Mining                    2,127,000            519,514
Malaysian Airline System Bhd.                                Transportation                     5,682,000          4,557,871
Malaysian International Shipping Corp., fgn.                 Transportation                     2,792,000          4,091,631
MBF Capital Bhd.                                           Financial Services                   9,448,000          2,198,339
MBF Capital Bhd., fgn.                                     Financial Services                   9,648,000          2,244,875
Oriental Holdings Bhd.                                         Automobiles                        574,400            702,955
Oriental Holdings Bhd., fgn.                                   Automobiles                      2,300,198          2,815,000
Perlis Plantations Bhd.                                      Multi-Industry                     1,535,750          2,171,648
Perlis Plantations Bhd., fgn.                                Multi-Industry                     3,597,500          5,087,093
Perusahaan Otomobil Nasional Bhd., fgn.                        Automobiles                      1,311,000          1,280,833
*Public Bank Berhad, fgn., rts.                                  Banking                          519,800             26,728
Public Bank Bhd.                                                 Banking                        1,238,000            385,134
Public Bank Bhd., fgn.                                           Banking                        3,118,800          1,074,481
Public Finance Bhd., fgn.                                  Financial Services                   3,327,000            915,256
*Renong Bhd.                                                 Multi-Industry                    25,220,000         11,671,423
*Renong Bhd., wts.                                           Multi-Industry                        87,250             11,216
**Renong, 4.00%, conv., 5/22/01                              Multi-Industry                       139,600MYR          14,716
Resorts World Bhd.                                          Leisure & Tourism                   6,914,000         11,643,322
Shangri La Hotels (Malaysia) Bhd., fgn.                     Leisure & Tourism                   1,526,000            415,879
Shangri-La Hotels (Malaysia) Bhd.                           Leisure & Tourism                   2,983,202            813,008
YTL Corp. Berhad                                             Multi-Industry                       835,000          1,127,073
                                                                                                              --------------
                                                                                                                  85,991,404
                                                                                                              --------------
MEXICO  12.1%
Alfa SA de CV, A                                             Multi-Industry                       672,768          4,559,867
*Altos Hornos de Mexico SA                                   Metals & Mining                    8,119,000         20,120,191
*Cemex SA, B                                         Building Materials & Components           22,815,750        121,846,084
*Cifra SA de CV                                               Merchandising                       877,192          2,162,954
Cifra SA, C                                                   Merchandising                    16,990,824         38,105,931
Coca Cola Femsa SA de CV, ADR                              Beverages & Tobacco                    227,600         13,200,800
Cydea SA de CV                                                  Chemicals                         771,463          2,150,786
DESC SA de CV DESC, A                                        Multi-Industry                       395,000          3,440,741
DESC SA de CV DESC, B                                        Multi-Industry                       916,108          8,751,865
DESC SA de CV DESC, C                                        Multi-Industry                       650,255          6,123,460
Fomento Economico Mexicano SA de CV, B                     Beverages & Tobacco                  1,080,000          8,631,435
*Grupo Financiero Banamex Accival SA, B                          Banking                        6,527,000         19,531,262
*Grupo Financiero Banamex Accival SA, L                          Banking                       15,291,422         39,410,393

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                              SHARES/
                                                                INDUSTRY                  PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
MEXICO (CONT.)
*Grupo Financiero Bancomer SA de CV, B                           Banking                       27,950,000     $   18,008,797
*Grupo Financiero Bancomer SA de CV, L                           Banking                       44,548,593         17,718,974
*Grupo Financiero Serfin SA de CV, B                             Banking                       30,652,187          7,444,184
Panamerican Beverages Inc., A                           Food & Household Products                 441,700         14,410,463
Telmex-Telefonos de Mexico SA, L, ADR                      Telecommunications                   2,048,500        114,844,031
Vitro SA                                                Food & Household Products               3,894,388         17,154,513
                                                                                                              --------------
                                                                                                                 477,616,731
                                                                                                              --------------
PAKISTAN  0.9%
*Bank of Punjab                                                  Banking                        2,383,377          1,015,505
*DG Khan Cement Co.                                  Building Materials & Components            2,855,950            532,173
Engro Chemical Pakistan Ltd.                                    Chemicals                       1,852,865          4,806,266
*Exide Pakistan Ltd.                                   Energy Equipment & Services                 21,160             10,098
Fauji Fertilizer Co. Ltd.                                       Chemicals                       1,897,500          3,632,786
*Khadim Ali Sham Bukhari & Co. Ltd.                        Financial Services                     223,309             98,446
National Development Leasing Corp.                         Financial Services                     919,121            126,362
*Pakistan Electron Ltd.                              Appliances & Household Durables              371,146             44,278
*Pakistan International Airlines Corp.                       Transportation                       135,500             20,938
Pakistan Telecom Corp. PTC                                 Telecommunications                      21,000          1,449,000
Pakistan Telecommunications Corp., PTC, A                  Telecommunications                  30,765,300         23,245,608
*Trust Modaraba                                            Financial Services                     995,580             95,020
*Union Bank Ltd.                                                 Banking                        1,049,978            254,108
                                                                                                              --------------
                                                                                                                  35,330,588
                                                                                                              --------------
PERU  1.0%
Telefonica Del Peru SA, ADR B                              Telecommunications                   1,737,400         40,503,137
                                                                                                              --------------
PHILIPPINES  1.0%
*A Soriano Corp.                                             Multi-Industry                   121,762,903          4,750,256
Ayala Corp., B                                               Multi-Industry                     2,935,100          1,141,428
*Belle Corp.                                                   Real Estate                     65,368,000          2,517,878
Filinvest Development Corp.                                    Real Estate                     14,609,000          1,226,435
*Keppel Philippine Holdings Inc., B                      Machinery & Engineering                  785,048             47,297
Metro Pacific Corp. MDI                                      Multi-Industry                    27,618,500            763,771
*Philex Mining Corp., B                                      Metals & Mining                   43,260,142          1,068,152
Philippine Commercial International Bank Inc.                    Banking                        1,478,150          4,197,216
Philippine Long Distance Telephone Co., ADR                Telecommunications                     615,150         13,840,875
*Philippine National Bank                                        Banking                        1,768,328          3,885,955
RFM Corp.                                               Food & Household Products              27,769,750          4,525,441
RFM Corporation, 10.00%, conv., pfd.                    Food & Household Products               5,112,318            590,757
Sime Darby Pilipinas Inc.                                 Industrial Components                   659,658            496,779
*Southeast Asia Cement Holdings Inc.                 Building Materials & Components           64,711,000            846,835
                                                                                                              --------------
                                                                                                                  39,899,075
                                                                                                              --------------
POLAND  1.2%
*Bank Handlowy W Warszawie SA, 144A                              Banking                          170,000          2,170,213
Bank Przemyslowo-Handlowy SA                                     Banking                          108,970          5,657,166
Bank Rozwoju Eksportu SA                                         Banking                           45,000            931,915

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                              SHARES/
                                                                INDUSTRY                  PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
POLAND (CONT.)
Big Bank Gdanski SA, G                                           Banking                       11,530,367     $   11,285,040
*Big Bank Gdanski SA, GDR                                        Banking                          272,667          4,158,167
*Farm Food SA                                           Food & Household Products                  74,761            636,264
*Huta Olawa SA                                               Metals & Mining                       45,442            165,009
*Impexmetal SA, A                                            Metals & Mining                      273,349          2,186,792
Mostostal Export SA                                      Construction & Housing                 1,166,947          2,946,334
*Polifarb Cieszyn Wroclaw SA                                    Chemicals                         671,571          3,181,627
*Polifarb Cieszyu Wroclwa SA, D                                 Chemicals                         264,654          1,058,616
*Raciborska Fabryka Kotlow SA                          Energy Equipment & Services                204,036            544,096
*Rolimpex SA                                         Wholesale & International Trade              412,481            936,127
Warta SA                                                        Insurance                         213,714          2,540,317
Wielkopolski Bank Kredytowy SA                                   Banking                        1,000,944          5,026,017
Zaklady Cementowo Wapiennicze Gorazdze Chorula       Building Materials & Components               97,889          2,415,984
                                                                                                              --------------
                                                                                                                  45,839,684
                                                                                                              --------------
PORTUGAL  4.0%
Banco Comercial Portugues SA                                     Banking                        2,671,627         54,637,349
Banco Espirito Santo e Comercial de Lisboa                       Banking                        1,257,245         37,413,371
Banco Totta & Acores SA                                          Banking                          328,970          6,459,645
BPI Socieda de Gestora de Participacoes Socias SA                Banking                        1,590,225         38,664,802
Cel-Cat Fabrica Nacional de Conductores                                                             9,601            130,309
  Electricos SA                                     Electronic Components & Instruments
+Compta-Equipamentos e Servicos de Informatica SA      Business & Public Services                 142,000          1,504,482
Espirito Santo Financial Group SA, ADR                           Banking                          666,700         13,542,344
Portucel Industrial Empresa Product de Celulose
  SA                                                     Forest Products & Paper                  585,500          3,572,488
*Sociedade Portuguesa de Celulose SA                     Forest Products & Paper                   76,240          2,154,023
                                                                                                              --------------
                                                                                                                 158,078,813
                                                                                                              --------------
RUSSIA  2.3%
*Aeroflot                                                    Transportation                        27,100          3,322,460
*Cheliabenergo                                             Telecommunications                   2,020,000          1,070,600
GUM Trade House                                               Merchandising                       510,000          1,415,250
Irkutskenergo                                          Utilities Electrical & Gas              17,734,000          3,511,332
*JSC Chernogorneft                                           Energy Sources                        17,000            194,225
*Kamaz                                                         Automobiles                        981,792          1,472,688
Krasnoyarsk Aluminum Plant                                   Metals & Mining                       64,192            962,880
Lukoil Holdings., pfd.                                       Energy Sources                        88,000          1,386,000
Lukoil-Holdings                                              Energy Sources                       373,000          8,586,460
*Megionneftegaz                                              Energy Sources                       247,000          1,284,400
Mosenergo                                              Utilities Electrical & Gas               4,132,000          5,247,640
Norilsk Nickel                                               Metals & Mining                      519,800          3,248,750
*Norilsk Nickel, pfd.                                        Metals & Mining                       20,000            124,000
*Norilsk Nickel, rts., pfd.                                  Metals & Mining                       10,000                500
*Norilsk Nickel, rts.                                        Metals & Mining                      259,900             25,990
*Novorosissk Sea Shipping                                    Transportation                     1,630,000            472,700
*Noyabrskneftegaz                                            Energy Sources                       124,930            849,524
Primorsk Sea Shipping                                        Transportation                       150,850            565,688
*Purneftegaz                                                 Energy Sources                       202,000          1,599,840

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                              SHARES/
                                                                INDUSTRY                  PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
RUSSIA (CONT.)
Rao Gazprom, ADR, 144A                                       Energy Sources                        95,000     $    2,275,250
+Red October                                            Food & Household Products                 195,000          3,412,500
*Rostelekom                                                Telecommunications                   4,231,000         15,020,050
Rostelekom, pfd.                                           Telecommunications                   3,459,900          8,061,567
*Saint Petersburg City Telephone Network, pfd., A          Telecommunications                   1,063,000            930,125
*St. Petersburg Intercity International Telephone          Telecommunications                     184,940            411,491
*St. Petersburg MMT, pfd.                                  Telecommunications                     229,800            357,339
*Tyumen Aviatrans                                          Telecommunications                   3,330,000            261,405
Unified Energy System                                  Utilities Electrical & Gas              68,020,000         20,569,248
*Unified Energy System, pfd.                           Utilities Electrical & Gas              13,160,000          2,835,980
*Uralmash Zavody                                         Machinery & Engineering                   70,418            642,564
                                                                                                              --------------
                                                                                                                  90,118,446
                                                                                                              --------------
SINGAPORE  3.5%
Acer Computer International Ltd.                        Electrical & Electronics                1,563,000          1,437,960
*Acer Computer International Ltd., wts.                 Electrical & Electronics                  176,200             20,263
Acma Ltd.                                               Electrical & Electronics                2,881,000          1,982,771
Acma Ltd., fgn.                                         Electrical & Electronics                  730,400            502,678
*Acma Ltd., fgn., wts.                                  Electrical & Electronics                  182,600             12,459
British American Tobacco Co. Ltd.                          Beverages & Tobacco                    119,000            356,894
Chemical Industries (Far East) Ltd.                             Chemicals                         454,500            674,132
*Chemical Industries (Far East) Ltd., wts.                      Chemicals                         137,850             29,034
Cycle & Carriage Ltd.                                Wholesale & International Trade            1,591,000          6,560,338
Delgro Corp.                                                 Transportation                       550,400            672,693
First Capital Corp. Ltd.                                       Real Estate                      3,395,000          3,142,213
First Capital Corp. Ltd., fgn.                                 Real Estate                      2,782,000          2,574,856
Fraser and Neave Ltd., fgn.                                Beverages & Tobacco                  2,393,000         10,364,224
G P Batteries International Ltd.                        Electrical & Electronics                   96,000            249,469
*G.P. Batteries International Ltd., wts.                Electrical & Electronics                    9,250              7,573
Hai Sun Hup Group Ltd.                                       Transportation                    13,977,000          5,638,896
*Hai Sun Hup Group Ltd., wts                                 Transportation                     2,436,300            195,135
Hinds Hotels International Ltd.                             Leisure & Tourism                     295,000            253,782
Hinds Hotels International Ltd., fgn.                       Leisure & Tourism                     417,000            358,736
Hong Leong Finance Ltd.                                    Financial Services                   1,907,000          2,036,547
Hour Glass Ltd.                                               Merchandising                     1,436,000            553,782
Inchcape Bhd., fgn.                                  Wholesale & International Trade            3,418,000          5,252,222
*Inchcape Marketing Services, fgn.                      Broadcasting & Publishing               3,418,000          1,013,942
Isetan (Singapore) Ltd., fgn.                                 Merchandising                       218,500            326,681
Jaya Holdings Ltd.                                           Transportation                     2,314,000            542,290
**Jaya Holdings Ltd., 3.00%, conv., 8/31/98                  Transportation                       508,800SGD         120,748
*Jaya Holdings Ltd., warrants expire 8/31/98                 Transportation                        89,071              1,057
*Jaya Holdings Ltd., warrants expire 10/09/99                Transportation                       164,760              5,621
Jurong Shipyard Ltd., fgn.                               Machinery & Engineering                2,921,000         13,864,135
Keppel Corp. Ltd.                                            Transportation                     4,952,000         14,219,923
Lim Kah Ngam Ltd.                                              Real Estate                        949,000            450,430
MCL Land Ltd.                                                  Real Estate                      8,331,000          4,819,178
Metro Holdings Ltd., fgn.                            Wholesale & International Trade            1,726,000          2,140,220

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                              SHARES/
                                                                INDUSTRY                  PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
SINGAPORE (CONT.)
Natsteel Ltd.                                                Metals & Mining                    1,260,000     $    1,704,420
Natsteel Ltd., fgn.                                          Metals & Mining                    2,301,000          3,112,596
Neptune Orient Lines Ltd.                                    Transportation                     8,232,000          3,247,867
Osprey Maritime Ltd.                                         Transportation                     3,383,000          2,709,611
*Osprey Maritime Ltd., conv., pfd.                           Transportation                       459,810            210,059
Overseas Union Enterprise Ltd.                              Leisure & Tourism                   2,045,000          4,901,691
Prima Ltd.                                              Food & Household Products                 947,000          1,741,738
Republic Hotels & Resorts Ltd.                              Leisure & Tourism                   2,087,000          1,077,241
Robinson & Co. Ltd.                                           Merchandising                       144,000            512,608
*SBS Bus Service Ltd., fgn.                                  Transportation                       275,200             99,598
Sembawang Corp. Ltd.                                         Multi-Industry                     6,173,000         13,184,693
Sembawang Resources Ltd.                             Building Materials & Components              534,750            761,436
Singapore Petroleum Company, fgn.                               Chemicals                         893,900            586,034
TIBS Holdings Ltd.                                           Transportation                     1,577,600            856,425
*TIBS Holdings Ltd., wts.                                    Transportation                           921                137
Times Publishing Ltd.                                   Broadcasting & Publishing                 655,000          1,138,624
United Industrial Corporation Ltd.                             Real Estate                      1,351,000            529,018
United Industrial Corporation Ltd., fgn.                       Real Estate                     33,044,000         12,939,211
United Overseas Land Ltd.                                      Real Estate                      5,559,000          4,683,346
+Van Der Horst Ltd.                                      Machinery & Engineering                5,930,000          2,269,267
WBL Corp. Ltd.                                               Multi-Industry                       349,000            323,014
                                                                                                              --------------
                                                                                                                 136,969,516
                                                                                                              --------------
SLOVAK REPUBLIC  0.4%
Nafta Gbely AS                                         Utilities Electrical & Gas                 152,454          5,395,809
Slovakofarma AS                                          Health & Personal Care                       719             99,957
Slovnaft AS                                                     Chemicals                         247,604          6,617,811
Vychodoslovenske Zeleziarne AS                               Metals & Mining                      137,707          2,702,226
                                                                                                              --------------
                                                                                                                  14,815,803
                                                                                                              --------------
SOUTH AFRICA  3.2%
Aeci Ltd.                                                       Chemicals                         256,000            799,589
Alpha Ltd.                                           Building Materials & Components              161,000          1,786,500
Anglo American Industrial Corp. Ltd.                         Multi-Industry                       563,484         13,663,025
Anglovaal Industried Ltd.                                    Multi-Industry                     2,600,766          4,809,800
Bonnita Holdings Ltd.                                   Food & Household Products               1,379,200            354,259
BTR Dunlop Ltd.                                           Industrial Components                 2,122,100            654,094
CG Smith Ltd.                                                Multi-Industry                     1,865,000          7,664,646
Del Monte Royal Foods Ltd.                              Food & Household Products               8,489,050          5,582,032
Edgars Stores Ltd.                                         Textiles & Apparel                     628,762         10,723,774
Engen Ltd.                                                   Energy Sources                     4,359,552         22,171,769
First National Bank Holdings Ltd.                                Banking                          210,600          1,871,663
Foodcorp Ltd.                                           Food & Household Products                  87,433            449,157
Kersaf Investments Ltd.                                     Leisure & Tourism                     554,700          2,906,576
Malbak Ltd.                                                  Multi-Industry                     3,828,825          3,737,166
McCarthy Retail Ltd.                                 Appliances & Household Durables            1,750,510          3,597,062
**McCarthy Retail Ltd., zero, conv., 9/30/03         Appliances & Household Durables              152,000ZAR         296,722

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                              SHARES/
                                                                INDUSTRY                  PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
SOUTH AFRICA (CONT.)
Palabora Mining Co. Ltd.                                     Metals & Mining                      471,000     $    4,829,528
Plate Glass & Shatterprufe Industries Ltd.           Building Materials & Components                   20                383
Polifin Ltd.                                                    Chemicals                         397,610            571,924
*Rainbow Chicken Ltd.                                   Food & Household Products                 896,769             38,698
Rembrandt Group Ltd.                                         Multi-Industry                        23,570            171,938
Reunert Ltd.                                            Electrical & Electronics                6,168,300         10,013,268
Sappi Ltd.                                               Forest Products & Paper                1,632,379          8,218,080
Sasol Ltd.                                                   Energy Sources                           123              1,289
South African Breweries Ltd.                               Beverages & Tobacco                    235,788          5,814,150
South African Iron & Steel Industrial Corp. Ltd.             Metals & Mining                   42,609,987         12,608,318
Sun International (South Africa) Ltd.                       Leisure & Tourism                   8,278,642          3,402,298
Toyota South Africa Limited                                    Automobiles                        129,300            670,877
Voltex Holdings Ltd.                                    Electrical & Electronics                  505,142            259,500
                                                                                                              --------------
                                                                                                                 127,668,085
                                                                                                              --------------
SOUTH KOREA  1.3%
Asia Cement Co. Ltd.                                 Building Materials & Components              147,390            708,689
Boram Bank Co. Ltd.                                              Banking                        1,204,657          2,935,241
BYC Co. Ltd.                                               Textiles & Apparel                      12,070            530,510
Central Banking Corp.                                      Financial Services                     407,993            197,377
Cho Hung Bank Co. Ltd.                                           Banking                        1,204,000          2,461,274
Cho Hung Bank Co. Ltd., GDR                                      Banking                        1,500,000          2,850,000
Cho Hung Bank Co. Ltd., GDR 144A                                 Banking                        1,300,000          2,470,000
+Choil Aluminium Mfg. Co. Ltd.                               Metals & Mining                      237,556            761,020
Dae Duck Electronics Co. Ltd.                           Electrical & Electronics                    2,642             74,272
Daegu Bank Co. Ltd.                                              Banking                        1,211,815          2,731,052
Daewoo Electric Components Co. Ltd.                Electronic Components & Instruments            189,000            398,628
Daewoo Electronics Co.                                  Electrical & Electronics                1,530,000          4,048,407
*Dongbu Steel Co. Ltd., fgn.                                 Metals & Mining                      286,000            803,162
Dongkuk Steel Mill Co. Ltd.                                  Metals & Mining                      189,900            751,197
Hae In Corp. Ltd.                                             Merchandising                        25,548            474,032
Hana Bank                                                        Banking                          246,509          1,371,434
Hana Bank, GDR                                                   Banking                        1,472,045          8,648,264
Hankook Cosmetics Co. Ltd.                               Health & Personal Care                    52,400            210,991
*Hotel Shilla Co.                                           Leisure & Tourism                     428,750            901,766
*Korea Express Co. Ltd.                                      Transportation                       548,000          2,149,970
Kyong Nam Bank                                                   Banking                          798,170          1,765,486
Kyung Dong Boiler Co. Ltd.                             Energy Equipment & Services                 36,029            206,290
LG Electronics Inc.                                     Electrical & Electronics                  427,000          3,237,139
LG Industrial Systems Ltd.                              Electrical & Electronics                  474,000          1,859,646
Moon Bae Steel Co. Ltd.                                      Metals & Mining                       15,480            200,007
Saehan Precision Co. Ltd.                               Electrical & Electronics                   55,350            432,677
Samsung Display Devices Ltd.                            Electrical & Electronics                   34,230            643,201
Samsung Electronics Co. Ltd.                                 Multi-Industry                           406              9,210
*Samsung Heavy Industries Co. Ltd.                       Machinery & Engineering                1,362,980          3,023,484
*Seah Steel Corp.                                            Metals & Mining                       44,000            205,074
+Shin Poong Paper Manufacturing Co. Ltd.                 Forest Products & Paper                  113,820            637,929

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                              SHARES/
                                                                INDUSTRY                  PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
SOUTH KOREA (CONT.)
Ssangyong Oil Refining Co. Ltd.                        Energy Equipment & Services                639,110     $    2,703,492
+Tong Yang Merchant Bank                                   Financial Services                     626,395          1,238,008
                                                                                                              --------------
                                                                                                                  51,638,929
                                                                                                              --------------
SRI LANKA  0.1%
Aitken Spence & Co. Ltd.                                     Multi-Industry                       150,000            340,081
Associated Motorways Ltd.                                      Automobiles                        126,378             81,864
*Ceylon Holiday Resorts Inc.                                Leisure & Tourism                      84,600             41,444
Colombo Dock Yard Ltd.                                       Transportation                        40,000              9,879
Lanka Orix Leasing Co. Ltd.                                Financial Services                         982              2,067
National Development Bank of Sri Lanka                           Banking                          820,000          3,050,931
United Motor Lanka Ltd.                                        Automobiles                        139,808            101,884
                                                                                                              --------------
                                                                                                                   3,628,150
                                                                                                              --------------
THAILAND  4.4%
Advanced Info Service Ltd., fgn.                           Telecommunications                   1,198,300          5,889,081
American Standard Sanitaryware Public Co. Ltd.,
  fgn                                                 Building Materials & Components             362,200          1,780,043
Asia Credit Public Co. Ltd.                                Financial Services                   2,010,188            440,266
Asia Credit Public Co. Ltd., fgn.                          Financial Services                     448,512             98,232
*Asia Fibre Public Co. Ltd., fgn.                          Textiles & Apparel                     621,000             75,635
Ayudhya Insurance Public Co. Ltd., fgn.                         Insurance                         302,600          1,157,380
Bangkok Bank Public Co. Ltd.                                     Banking                       15,721,412         28,889,774
Bangkok Bank Public Co. Ltd., fgn.                               Banking                           20,596             52,810
Bangkok Insurance Public Co. Ltd. BKI                           Insurance                         195,200          1,126,154
Bangkok Insurance Public Co. Ltd. BKI, fgn.                     Insurance                           8,000             66,667
Bank of Ayudhya Public Co. Ltd., fgn.                            Banking                       14,978,400          6,241,000
Banpu Public Co. Ltd.                                        Energy Sources                       796,400          2,212,222
Banpu Public Co. Ltd., fgn.                                  Energy Sources                       121,600            501,470
Chareon Pokphand Feedmill Public Co. Ltd., fgn.         Food & Household Products               1,150,400          2,851,419
Charoen Pokphand Feedmill Public Co. Ltd.               Food & Household Products               1,015,500          1,236,827
Dusit Thani Public Company Ltd.                             Leisure & Tourism                     297,000            225,288
*First Bangkok City Bank Public Co. Ltd.                         Banking                       19,122,478          3,881,700
First Bangkok City Bank Public Co. Ltd., fgn.                    Banking                       12,571,322          2,525,009
*Hana Microelectronics Co. Ltd.                         Electrical & Electronics                  429,058            866,367
Hana Microelectronics Co. Ltd., fgn.                    Electrical & Electronics                1,518,884          3,480,776
Hana Microelectronics Co. Ltd., SEC                Electronic Components & Instruments            429,058            866,367
Hua Thai Manufacturing Public Co. Ltd.                     Textiles & Apparel                     175,000            145,833
Industrial Finance Corp. of Thailand                             Banking                        4,221,986            586,387
Industrial Finance Corp. of Thailand, fgn.                       Banking                        9,782,414          1,546,792
Italian-Thai Development Public Co. LTD., fgn.           Construction & Housing                 1,274,600            408,526
Jasmine International Public Co. Ltd., fgn.                Telecommunications                  10,229,000          2,185,684
*Karat Sanitaryware Public Co. Ltd., fgn.            Building Materials & Components              351,250             75,053
Kian Gwan (Thailand) Public Co. Ltd., fgn.                     Real Estate                         96,000            113,846
Land and House Public Co. Ltd.                               Multi-Industry                     4,728,500            909,327
*Land and House Public Co. Ltd.                              Multi-Industry                     1,629,696            317,791
Land and House Public Co. Ltd., fgn.                         Multi-Industry                     3,499,628            717,872
National Petrochemical Public Company Ltd., fgn.                Chemicals                         707,400            385,442

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                              SHARES/
                                                                INDUSTRY                  PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
THAILAND (CONT.)
Phatra Thanakit Public Co. Ltd.                              Multi-Industry                     7,856,879     $    3,777,346
Phatra Thanakit Public Co. Ltd., fgn.                        Multi-Industry                     3,343,400          1,911,025
Regional Container Lines Public Co. Ltd.                     Transportation                       225,000            182,692
Regional Container Lines Public Co. Ltd., fgn.               Transportation                     1,166,600            947,239
*Royal Ceramic Industry Public Co. Ltd., fgn.        Building Materials & Components               13,900                446
Saha Pathanapibul Public Co. Ltd., fgn.                 Food & Household Products                 284,500            273,558
Saha Union Public Co. Ltd.                                   Multi-Industry                     8,386,470          4,972,747
Saha Union Public Co. Ltd., fgn.                             Multi-Industry                     2,314,410          1,594,866
Sanyo Universal Electric Public Co Ltd., fgn.        Appliances & Household Durables            1,418,500            310,676
Sanyo Universal Electric Public Co. Ltd.             Appliances & Household Durables               30,700              6,724
Serm Suk Public Co. Ltd.                                Food & Household Products                 622,900          3,460,556
Serm Suk Public Co. Ltd., fgn.                          Food & Household Products                   8,600             60,641
Siam Cement Public Co. Ltd.                          Building Materials & Components            1,408,450          7,222,821
Siam Cement Public Co. Ltd., fgn.                    Building Materials & Components              819,850          6,656,902
Siam City Bank Public Co. Ltd., fgn.                             Banking                       25,453,000          1,767,569
Siam Commercial Bank                                             Banking                        4,340,073          4,535,376
Siam Commercial Bank Ltd., fgn.                                  Banking                        7,278,460          8,553,746
*Siam Makro Public Company Ltd., fgn.                         Merchandising                     3,422,200          4,204,626
+*Sino-Thai Engineering & Construction Public
  Co., fgn.                                               Construction & Housing                1,291,200            165,538
Textile Prestige Public Co. Ltd., fgn.                     Textiles & Apparel                      99,000             50,769
Thai Airways International Public Co. Ltd., fgn.             Transportation                     5,438,900          6,217,546
Thai Asahi Glass Public Co. Ltd.                     Building Materials & Components               40,700              9,349
Thai Asahi Glass Public Co. Ltd., fgn.               Building Materials & Components               32,000              7,350
*Thai Engine Manufacturing Public Company Ltd.           Machinery & Engineering                1,051,000          1,796,581
Thai Farmers Bank Public Co. Ltd.                                Banking                       22,083,744         28,312,492
Thai Farmers Bank Public Co. Ltd., fgn.                          Banking                          100,156            187,257
Thai Investments and Securities Ltd.                       Financial Services                   3,062,200            981,474
Thai Military Bank Ltd., fgn.                                    Banking                       14,690,400          3,138,974
Thai Petrochemical Industry Public Co. Ltd., fgn.               Chemicals                      15,995,740          1,572,231
Thai Plastic and Chemical Co. Ltd., fgn.                        Chemicals                           2,500              4,848
Thai Rayon Public Co. Ltd.                                 Textiles & Apparel                     108,500            146,058
Thai Rayon Public Co. Ltd., fgn.                           Textiles & Apparel                      11,400             15,346
*Thai Telephone & Telecommunication Public Co.
  Ltd., fgn.                                               Telecommunications                   3,114,000            266,154
Thai Wacoal Public Co. Ltd.                                Textiles & Apparel                     138,776            266,877
Thai Wacoal Public Co. Ltd., fgn.                          Textiles & Apparel                     150,724            289,854
Thai Wah Public Co. Ltd., fgn.                               Multi-Industry                       208,900             14,507
Tipco Asphalt Public Co. Ltd.                        Building Materials & Components               62,600             49,491
Tipco Asphalt Public Co. Ltd., fgn.                  Building Materials & Components            3,157,000          2,563,376
Total Access Communication Public Co. Ltd.                 Telecommunications                   2,250,400            765,136
United Communications Industries, fgn.                       Multi-Industry                       793,100            330,458
United Communications Industry Public Co. Ltd.,
  loc.                                                       Multi-Industry                     5,238,900          2,126,904
United Motor Works (Siam) Public Co. Ltd.                Machinery & Engineering                   30,400             15,103
United Standard Terminal Public Co. Ltd., fgn.       Wholesale & International Trade              155,600            110,549
*United Standard Terminal Public Co. Ltd., fgn.,
  rts.                                               Wholesale & International Trade              155,600             77,301
                                                                                                              --------------
                                                                                                                 171,778,119
                                                                                                              --------------

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                              SHARES/
                                                                INDUSTRY                  PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
TURKEY  6.6%
Akbank                                                           Banking                    1,024,144,529     $   90,183,836
Alarko Sanayii ve Ticaret SA                         Appliances & Household Durables            6,399,999            609,891
*Anadolu Anonim Turk Sigorta Sirketi, br.                       Insurance                      17,453,000            555,801
*Anadolu Anonim Turk Sigorta Sirketi, new                       Insurance                      17,364,000            552,967
Arcelik AS                                           Appliances & Household Durables          227,433,195         21,398,987
Beko Elektronik AS                                   Appliances & Household Durables           76,208,483          4,688,338
Borusan AS                                                Industrial Components                15,161,000            709,586
Cimentas Izmir Cimento Fabrikasi Turk AS             Building Materials & Components           16,488,253          1,809,929
Cimsa Cimento Sanayi ve Ticaret AS                   Building Materials & Components           69,525,000          3,773,975
Erciyas Biracilik                                       Food & Household Products             103,139,000         14,431,995
Eregli Demir ve Celik Fabrikalari AS                         Metals & Mining                  139,943,750         21,607,720
Finansbank                                                       Banking                      349,791,231          6,666,684
Izocam Ticaret ve Sanayii AS, br.                    Building Materials & Components           31,986,478          1,111,231
+Kartonsan                                               Forest Products & Paper               84,020,250          5,168,878
Koc Holding AS                                               Multi-Industry                    99,382,831         23,257,225
Marshall Boya ve Vernik Sanayii AS                        Industrial Components                12,903,392          1,805,541
*Netas Northern Electric Telekomunic Asyon AS           Electrical & Electronics                7,717,000          2,792,642
Petkim Petrokimya Holding AS                                    Chemicals                       5,454,000          2,960,555
*Sabanci Holdings AS                                         Multi-Industry                     5,850,000            359,891
*Sabanci Holdings AS, ADR                                    Multi-Industry                     1,540,500         23,492,625
Sasa Suni Ve Sentetik Elyaf Sanayi AS                           Chemicals                      10,400,000            564,536
Tat Konserve Sanayii AS                                 Food & Household Products              37,479,342          1,772,244
Tekstil Bankasi AS, br.                                          Banking                          361,031              5,836
Tofas Turk Otomobil Fabrikasi AS                               Automobiles                    119,647,475          6,783,353
Turk Demir Dokum, br.                                Appliances & Household Durables           30,293,301          1,680,931
Turkiye Garanti Bankasi AS                                       Banking                      409,726,741         20,263,884
Vakif Finansal Kiralama AS                                 Financial Services                  40,380,229            516,321
                                                                                                              --------------
                                                                                                                 259,525,402
                                                                                                              --------------
VENEZUELA  3.7%
Ceramica Carabobo CA, A                              Building Materials & Components              409,640            308,672
Ceramica Carabobo CA, A, ADR                         Building Materials & Components              416,421            313,781
Ceramica Carabobo CA, B                              Building Materials & Components            1,739,830          1,379,996
*Corporacion Industrial Carabobo Saca SIC, A         Building Materials & Components            4,028,333            189,714
*Corporacion Industrial Carbabobo Saca SIC, B        Building Materials & Components           25,069,743          1,143,375
Electricidad de Caracas                                Utilities Electrical & Gas             103,679,850        124,382,925
*Industrias Ventane IVE                                Utilities Electrical & Gas              15,816,656          1,795,565
Inmuebles Y Valores 231107 SA                        Building Materials & Components            1,015,000             10,325
*Manufacturera de Aparatos Domesticos SA             Appliances & Household Durables              527,478            418,384
Mavesa SA, ADR                                          Food & Household Products               1,367,899          8,720,356
Siderurgica Venezolana Sivensa Saica Svs., ADR               Metals & Mining                      431,270          1,804,441
Siderurgica Venezolana Sivensa Saica Svs., ADR, B            Metals & Mining                        2,728             12,712
Siderurgica Venezolana Sivensa Saica Svs., ADR,
  B, new                                                     Metals & Mining                       18,570             86,535
Venezolana de Cementos Vencemos #1                   Building Materials & Components            2,348,750          3,795,818
Venezolana de Cementos Vencemos #2                   Building Materials & Components            1,876,537          3,006,627
                                                                                                              --------------
                                                                                                                 147,369,226
                                                                                                              --------------

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                              SHARES/
                                                                INDUSTRY                  PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
ZIMBABWE
Delta Corp.                                                  Multi-Industry                           600     $          404
Meikles Africa Ltd.                                          Multi-Industry                       172,000            154,800
TA Holdings                                                  Multi-Industry                        50,000              6,199
Zimbabwe Sun Ltd.                                            Multi-Industry                     9,926,125          1,551,793
                                                                                                              --------------
                                                                                                                   1,713,196
                                                                                                              --------------
      TOTAL LONG TERM SECURITIES (COST $3,911,914,057)                                                         3,597,915,347
                                                                                                              --------------
SHORT TERM INVESTMENTS (COST $332,862,893)  8.4%
U.S. Treasury Bills, 4.89% to 5.39%, with
  maturities to 4/30/98                                                                       335,123,000        332,959,721
                                                                                                              --------------
      TOTAL INVESTMENTS (COST  4,244,776,950)  99.7%                                                           3,930,875,068
      OTHER ASSETS, LESS LIABILITIES  0.3%                                                                        13,797,001
                                                                                                              --------------
      TOTAL NET ASSETS  100.0%                                                                                $3,944,672,069
                                                                                                              ==============

*Non-income producing.
**Securities traded in U.S. dollars unless otherwise indicated.
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in non-controlled "affiliated companies" at 12/31/97 were $21,347,487.

CURRENCY ABBREVIATIONS:
MYR -- Malaysia Ringgit
SGD  -- Singapore Dollar
ZAR  -- South Africa C Rand

                       See Notes to Financial Statements.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

Assets:
 Investments in securities, at value ($4,244,776,950)...............................  $3,930,875,068
 Cash...............................................................................       4,848,753
 Receivables:
  Investment securities sold........................................................      31,928,664
  Fund shares sold..................................................................      19,385,981
  Dividends and interest............................................................       7,391,230
 Other assets.......................................................................          12,061
                                                                                         -----------
     Total assets...................................................................   3,994,441,757
                                                                                         -----------
Liabilities:
 Payables:
  Investment securities purchased...................................................         105,169
  Fund shares redeemed..............................................................      33,969,568
  To affiliates.....................................................................       7,611,592
 Distributions to shareholders......................................................         688,336
 Other liabilities..................................................................       7,395,023
                                                                                         -----------
     Total liabilities..............................................................      49,769,688
                                                                                         -----------
Net assets, at value................................................................  $3,944,672,069
                                                                                         ===========
Net assets consist of:
 Undistributed net investment income................................................  $    2,826,387
 Net unrealized depreciation........................................................    (313,901,882)
 Accumulated distributions in excess of net realized gain...........................     (90,981,028)
 Beneficial shares..................................................................   4,346,728,592
                                                                                         -----------
Net assets, at value................................................................  $3,944,672,069
                                                                                         ===========
CLASS I
 Net asset value per share ($3,444,028,769 / 266,131,599 shares outstanding)...............  $12.94
                                                                                             ======
 Maximum offering price per share ($12.94 / 94.25%)........................................  $13.73
                                                                                             ======
CLASS II
 Net asset value per share ($402,542,464 / 31,420,494 shares outstanding)*.................  $12.81
                                                                                             ======
 Maximum offering price per share ($12.81 / 99.00%)........................................  $12.94
                                                                                             ======
ADVISOR CLASS
 Net asset value and offering price per share ($98,100,836 / 7,588,510 shares outstanding).............................................................................  $12.93
                                                                                             ======

*Redemption price per share is equal to net asset value less any applicable sales charge.


                       See Notes to Financial Statements.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

Investment income:
 (net of foreign taxes of $7,391,512)
 Dividends..........................................................   $109,662,416
 Interest...........................................................     24,868,738
                                                                       ------------
     Total investment income........................................                      $ 134,531,154
Expenses:
 Management fees (Note 3)...........................................     57,060,597
 Administrative fees (Note 3).......................................      3,998,636
 Distribution fees (Note 3)
       Class I......................................................     11,239,348
       Class II.....................................................      3,953,434
 Transfer agent fees (Note 3).......................................      6,189,408
 Custodian fees.....................................................      7,688,862
 Reports to shareholders............................................      1,356,100
 Registration and filing fees.......................................        498,400
 Professional fees (Note 3).........................................        124,512
 Trustees' fees and expenses........................................        122,500
 Other..............................................................         50,876
                                                                       ------------
     Total expenses.................................................                         92,282,673
                                                                                          -------------
     Net investment income..........................................                         42,248,481
                                                                                          -------------

Realized and unrealized gain (loss):
 Net realized gain from:
  Investments.......................................................    133,003,049
  Foreign currency transactions.....................................      2,715,000
                                                                       ------------
     Net realized gain..............................................                        135,718,049

     Net unrealized depreciation on investments.....................                       (743,217,777)
                                                                                          -------------
Net realized and unrealized loss....................................                       (607,499,728)
                                                                                          -------------
Net decrease in net assets resulting from operations................                      $(565,251,247)
                                                                                          =============

                       See Notes to Financial Statements.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                          1997                 1996
                                                                     -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income...........................................   $   42,248,481       $   33,756,926
  Net realized gain from investments and foreign currency
    transactions..................................................      135,718,049           84,667,850
  Net unrealized appreciation (depreciation) on investments.......     (743,217,777)         446,213,767
                                                                     -----------------------------------
    Net increase (decrease) in net assets resulting from
      operations..................................................     (565,251,247)         564,638,543
Distributions to shareholders from:
 Net investment income:
  Class I.........................................................      (39,274,553)         (34,428,429)
  Class II........................................................       (1,913,743)          (1,401,202)
  Advisor Class...................................................       (1,069,766)                  --
 In excess of net investment income:
  Class I.........................................................               --           (1,420,492)
  Class II........................................................               --              (96,456)
 Net realized gains:
  Class I.........................................................     (131,568,835)         (69,400,180)
  Class II........................................................      (14,713,519)          (4,469,289)
  Advisor Class...................................................       (2,542,361)                  --
 In excess of net realized gains:
  Class I.........................................................      (79,901,425)                  --
  Class II........................................................       (9,361,096)                  --
  Advisor Class...................................................       (1,718,507)                  --

Beneficial share transactions (Note 2):
  Class I.........................................................      853,998,736          723,963,075
  Class II........................................................      280,828,480          169,320,035
  Advisor Class...................................................      121,778,243                   --
                                                                     -----------------------------------
    Net increase in net assets....................................      409,290,407        1,346,705,605
Net assets:
 Beginning of year................................................    3,535,381,662        2,188,676,057
                                                                     -----------------------------------
 End of year......................................................   $3,944,672,069       $3,535,381,662
                                                                     ===================================
Undistributed net investment income/(distributions in excess of net investment income) included in net assets:
 End of year......................................................   $    2,826,387       $   (1,516,948)
                                                                     ===================================

                       See Notes to Financial Statements.

TEMPLETON DEVELOPING MARKETS TRUST
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Developing Markets Trust (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks long-term capital appreciation by investing in securities of issuers of countries having developing markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

The Brazilian government has exercised and may continue to exercise substantial influence over the exchange of Brazilian currency. Under current Brazilian law, whenever there occurs a serious imbalance of Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors. The Fund has investments in Brazilian companies with a value of approximately $503 million as of December 31, 1997.

TEMPLETON DEVELOPING MARKETS TRUST
Notes to Financial Statements  (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers three classes of shares: Class I, Class II and Advisor Class shares. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class of shares, and the exchange privilege of each class.

At December 31, 1997, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                            YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------
                                                                    1997                                  1996
                                                     --------------------------------------------------------------------
                                                          SHARES             AMOUNT              SHARES            AMOUNT
                                                     --------------------------------------------------------------------
CLASS I
Shares sold......................................... 101,497,736    $ 1,720,171,397          81,183,040    $1,183,527,421
Shares issued on reinvestment of distributions......  16,789,330        214,448,966           6,016,317        88,975,415
Shares redeemed..................................... (67,019,990)    (1,080,621,627)        (37,415,543)     (548,539,761)
                                                     --------------------------------------------------------------------
Net increase........................................  51,267,076    $   853,998,736          49,783,814    $  723,963,075
                                                     ====================================================================

TEMPLETON DEVELOPING MARKETS TRUST
Notes to Financial Statements  (continued)

2. BENEFICIAL SHARES (CONTINUED)

                                                                            YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------------
                                                                      1997                                1996
                                                         --------------------------------------------------------------
                                                             SHARES          AMOUNT              SHARES          AMOUNT
                                                         --------------------------------------------------------------
CLASS II
Shares sold............................................. 19,937,056    $336,719,829          12,543,242    $181,957,609
Shares issued on reinvestment of distributions..........  1,673,980      21,068,086             328,438       4,824,061
Shares redeemed......................................... (5,035,752)    (76,959,435)         (1,194,443)    (17,461,635)
                                                         --------------------------------------------------------------
Net increase............................................ 16,575,284    $280,828,480          11,677,237    $169,320,035
                                                         ==============================================================

                                                                 YEAR ENDED
                                                             DECEMBER 31, 1997*
                                                         --------------------------
                                                           SHARES         AMOUNT
                                                         --------------------------
ADVISOR CLASS
Shares sold............................................. 10,481,151    $167,153,596
Shares issued on reinvestment of distributions..........    388,246       4,881,386
Shares redeemed......................................... (3,280,887)    (50,256,739)
                                                         --------------------------
Net increase............................................  7,588,510    $121,778,243
                                                         ==========================

*Effective date of Advisor Class shares was January 2, 1997.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain Officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the fund. The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

        ANNUALIZED
         FEE RATE                   AVERAGE DAILY NET ASSETS
        ------------------------------------------------------------------
        0.15%         First $200 million
        0.135%        Over $200 million, up to and including $700 million
        0.10%         Over $700 million, up to and including $1.2 billion
        0.075%        Over $1.2 billion

The Fund reimburses Distributors up to 0.35% and 1.00% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Fund's Class I and Class II shares. Under the Class I distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At December 31, 1997 there were no unreimbursed costs. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the year of $2,257,338 and $293,215, respectively.

TEMPLETON DEVELOPING MARKETS TRUST
Notes to Financial Statements  (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

Included in professional fees are legal fees of $65,623 that were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

At December 31, 1997, the net unrealized depreciation based on the cost of investments for income tax purposes of $4,364,050,335 was as follows:

        Unrealized appreciation.........................................................  $   885,839,702
        Unrealized depreciation.........................................................   (1,319,014,969)
                                                                                          ---------------
        Net unrealized depreciation.....................................................  $  (433,175,267)
                                                                                          ===============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies and wash sales.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 aggregated $2,190,002,719 and $1,199,983,885 respectively.

TEMPLETON DEVELOPING MARKETS TRUST
INDEPENDENT AUDITOR'S REPORT
The Board of Trustees and Shareholders
Templeton Developing Markets Trust

We have audited the accompanying statement of assets and liabilities, including the statement of investments of Templeton Developing Markets Trust as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the periods then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Developing Markets Trust as of December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                           McGladrey & Pullen, LLP

New York, New York
January 30, 1998

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton Global
 Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

Fund Allocator Series
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

For Corporations
Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*These funds are now closed to new accounts, with the exception of retirement accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+ Portfolio of insured municipal securities.

++ Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by
NALAC Financial Plans, LLC.                                          10/97.1

TEMPLETON DEVELOPING
MARKETS TRUST

AUDITORS
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, NY 10017-2416

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, CA 94404-1585

SHAREHOLDER SERVICES
1-800-632-2301

FUND INFORMATION
1-800-342-5236

This report must be preceded or accompanied by a current prospectus of the Templeton Developing Markets Trust, which contains more complete information, including charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

711 A97 02/98                                   [LOGO] Printed on recycled paper